Exhibit 99.2

                                                                  EXECUTION COPY



                    AMENDMENT AND  RESTATEMENT  AGREEMENT dated as of August 23,
               2002 (this "Amendment Agreement"), among LEVEL 3 COMMUNICATIONS, INC. ("Level 3"), LEVEL 3 COMMUNICATIONS, LLC, LEVEL 3 INTERNATIONAL SERVICES, INC., LEVEL 3 INTERNATIONAL, INC., BTE EQUIPMENT, LLC, ELDORADO FUNDING, LLC, the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent (in such capacities, the "Agent"), under the Credit Agreement dated as of September 30, 1999, among Level 3, the borrowers and the lenders referred to therein and the Agent, as in effect on the date hereof (the "Credit Agreement").


     WHEREAS, Level 3 and the Borrowers have requested, and the Required Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement be amended and restated as provided herein;

     NOW, THEREFORE, Level 3, each Borrower, each of the undersigned Lenders and the Agent hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below.

     SECTION 2. Amendment Effectiveness Date. (a) The transactions provided for in Sections 3 and 4 hereof shall be consummated at a closing to be held on the Amendment Effectiveness Date at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties hereto shall agree upon.

     (b) The "Amendment Effectiveness Date" shall be the first date as of which all the conditions set forth or referred to in Section 5 hereof shall have been satisfied and shall occur on August 23, 2002, or such later date as the Agent and Level 3 shall mutually agree, but shall in no event be a date later than August 31, 2002. This Amendment Agreement shall terminate at 5:00 p.m., New York City time, on August 31, 2002, if the Amendment Effectiveness Date shall not have occurred at or prior to such time.

     SECTION 3. Amendment and Restatement of the Credit Agreement. Effective as of the Amendment Effectiveness Date, the Credit Agreement and the Schedules thereto are amended and restated to read in their entirety as set forth in Exhibit A hereto (the "Restated

Credit Agreement"), and the Agent is hereby directed to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby and by the Restated Credit Agreement. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit
Agreement", as used in the Loan Documents, shall mean the Restated Credit Agreement. It is understood and agreed that the effectiveness of neither this Agreement nor the Restated Credit Agreement will affect the effectiveness or validity of any waiver or consent granted under the Loan Documents in writing by the requisite Lenders prior to the Amendment Effectiveness Date, except as expressly set forth herein or in the Restated Credit Agreement.

     SECTION 4. Waiver and Acknowledgment. (a) The Lenders acknowledge that (i) PricewaterhouseCoopers LLP ("PWC") is thoroughly familiar with the Loan
Documents, is experienced in determining compliance with loan documents, has conducted an extensive investigation of the business, operations and financial affairs of Level 3 on behalf of the Lenders and has reported to the Lenders on the results of such investigation, and (ii) the Lenders and PWC have received copies of each of the filings by Level 3 with the Securities and Exchange Commission set forth on Schedule 1 hereto;

     (b) Without any acknowledgment by Level 3 or any Borrower of the existence of any Default or Event of Default, effective as of the Amendment Effectiveness Date, the Lenders hereby waive (i) Defaults and Events of Default that may have existed prior to the Amendment Effectiveness Date as a result of facts or circumstances accurately disclosed in all material respects, either orally or in writing, (including electronic writings) by Level 3 to either PWC or the Lenders prior to the date hereof and (ii) any other existing or claimed Defaults or Events of Default known to PWC, the Lenders, the Agent or their counsel as of the date hereof; provided that no Default or Event of Default under paragraph
(g) of Article VII of the Credit Agreement is hereby waived to the extent such Default or Event of Default is solely the result of Defaults or Events of Default not otherwise waived under clauses (i) and (ii) of this Section 4(b).

     (c) The Lenders acknowledge that Level 3 intends to cause certain of its Restricted Subsidiaries to enter into a transaction (the "GmbH Shares Transaction"), pursuant to which, among other things, (i) an individual will form a new limited liability company ("LLC") and own the sole membership interest therein; (ii) LLC will constitute a "Subsidiary" under the Credit Agreement, because its financial statements will be consolidated with those of Level 3, and will be designated as an Unrestricted Subsidiary pursuant to
Section 6.13 of the Credit Agreement; (iii) Level 3 Communications BV (Netherlands) ("BV") will loan i1, 400 to LLC

(the "Loan") and LLC will use the proceeds thereof to purchase shares of preferred stock (the "GmbH Shares") of Level 3 Communications GmbH (Germany) ("GmbH") representing less than 1% of the Equity Interest in GmbH; (iv) LLC will pledge the GmbH Shares to BV to secure the Loan; (v) LLC, as the holder of the GmbH Shares, will be entitled to receive cash dividends with respect to the GmbH Shares at a rate of between 8% and 10% per annum and the GmbH Shares will be subject to mandatory redemption on the tenth anniversary of issuance at a price equal to its stated value plus accrued dividends; (vi) the proceeds of dividends received by LLC with respect to the GmbH Shares will be paid by LLC to BV as interest on the Loan; and (vii) the individual owning the sole membership interest in LLC will grant BV an option, exercisable at any time, to purchase such membership interest for $1. All agreements governing the terms of the GmbH Shares shall be reasonably satisfactory to the Administrative Agent and the GmbH Shares Transaction shall be consummated on terms consistent with those set forth in this clause (c) and otherwise in a manner reasonably satisfactory to the Administrative Agent.

     (d) The Lenders hereby waive, only to the extent that the GmbH Shares Transaction is consummated on terms consistent with those set forth in clause (c) of this Section 4, the requirements of the following provisions of the Credit Agreement with respect to (i) the requirements of Section 6.13(a)(i)(y) of the Credit Agreement, solely with respect to the ownership by LLC of the GmbH Shares; (ii) the requirements of Section 6.01(b) and 6.06, in each case solely with respect to the issuance and sale by GmbH of the GmbH Shares to LLC, and (iii) the requirements of Section 6.08(a), solely with respect to the payment of dividends on, and redemption of, the GmbH Shares.

     (e) Effective as of the Amendment Effectiveness Date, each Lender party hereto acknowledges that it is not aware of any Default or Event of Default existing after giving effect to Sections 3 and 4 of this Amendment Agreement.

     SECTION 5. Conditions Precedent to Effectiveness. The consummation of the transactions and other effects set forth in Sections 3 and 4 of this Amendment Agreement shall be subject to the satisfaction of the following conditions precedent:

                    (a) The  Administrative  Agent (or its  counsel)  shall have received from Level 3, each Borrower and Lenders constituting the Required Lenders either (i) counterparts of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed counterparts of this Agreement.

                    (b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment

               Effectiveness Date) of Willkie Farr & Gallagher, special counsel for Level 3 and the Borrowers, substantially in the form of Exhibit B. Level 3 and the Borrowers hereby request such counsel to deliver such opinions.

                    (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party and Finance, the authorization of the Transactions, the other transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents, the Transactions or the other transactions contemplated hereby, all in form and substance satisfactory to the Administrative Agent and its counsel.

                    (d)  The   Administrative   Agent  shall  have   received  a
               certificate, dated the Amendment Effectiveness Date and signed by the President, a Vice President or a Financial Officer of Level 3, representing and warranting that, to the best of his knowledge, after giving effect Sections 3 and 4 of this Amendment Agreement, (i) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct as of the Amendment Effectiveness Date, except to the extent that any representation or warranty relates to any earlier date (in which case such representation or warranty is correct as of such earlier date); and (ii) as of the Amendment Effectiveness Date, no Default shall have occurred and be continuing.

                    (e) The Administrative Agent shall have received, or contemporaneously therewith shall receive, all fees and other amounts due and payable on or prior to the Amendment
               Effectiveness Date in connection with this Amendment Agreement and the transactions contemplated hereby, including, without limitation:

                         (i) for the account of each applicable payee, all commitment fees under Section 2.13 of the Credit Agreement accrued but unpaid as of the Amendment Effectiveness Date;

                         (ii) for the account of each Lender that has  delivered
                    (including by telecopy) an executed counterpart of this Amendment Agreement to the Administrative Agent or counsel to the Administrative Agent on or prior to the Amendment Effectiveness Date an amendment fee equal to 0.25% of the aggregate amount of such Lender's unused Commitments, Revolving Exposure and outstanding Term Loans on the date of this Amendment Agreement after giving effect to the reductions of Commitments effected pursuant to the Restated Credit Agreement; and

                         (iii) for the account of each applicable  payee, to the
                    extent invoiced, reimbursement or payment of all fees and out-of-pocket expenses (including, without limitation, fees, charges and disbursements of counsel), required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document or in connection herewith or therewith.

          (f) The Transactions and the other transactions contemplated hereby shall not violate any applicable law, statute, rule or regulation or conflict with, or result in a default under, any material agreement of Level 3, any Borrower or any of their subsidiaries. All consents and approvals necessary or advisable to be obtained from any Governmental Authority or other Person in connection with the Transactions shall have been obtained.

          (g) A Reaffirmation Agreement substantially in form of Exhibit C hereto shall have been delivered by each Loan Party (and the Required Lenders hereby approve the amendments to the Loan Documents contemplated thereby and instruct the Agent to execute the Reaffirmation Agreement).

          (h) The Collateral and Guarantee Requirement shall be satisfied, and in connection therewith the Administrative Agent shall have received a completed Perfection Certificate with respect to the Loan Parties dated the Amendment Effectiveness Date and signed by an executive officer or Financial Officer of Level 3, together with all attachments contemplated thereby.

               (i) Each of the following conditions regarding Finance shall be satisfied:

                    (A) The Collateral Agent shall have received Finance Collateral Control Agreements in respect of one or more deposit and securities accounts maintained by Finance with, or Money Market Funds owned by Finance and held by, not more than four financial institutions satisfactory to the Collateral Agent; the aggregate amount of the cash and Money Market Funds held in such accounts or represented by such funds shall be not less than $400,000,000 as of the Amendment Effectiveness Date; each such Finance Collateral Control Agreement with respect to deposit or securities accounts shall be in substantially the form attached as Exhibit A to the Finance Guarantee and Security Agreement or in such other form as may be reasonably agreed to by the Collateral Agent, and each such Finance Collateral Control Agreement with respect to Money Market Funds shall be in substantially the form attached as Exhibit B to the Finance Guarantee and Security Agreement or in such other form as may be reasonably agreed to by the Collateral Agent, and in each case shall have been executed by each of Finance, the applicable financial institution or Money Market Fund, as the case may be, and the Collateral Agent; and the Collateral Agent shall have received a certificate, dated the Amendment Effectiveness Date and signed by the President, a Vice President or a Financial Officer of Level 3, representing and warranting that all the cash and Money Market Funds so deposited or held by Finance are the property of Finance and were not contributed, advanced or otherwise transferred to Finance by any Person for the purpose of making such deposit or investment.

          (B) Finance shall have entered into the Finance Guarantee and Security Agreement in substantially the form attached as Exhibit D hereto (collectively with the Finance Collateral Control Agreements referred to above, the "Finance Documents").

          (j) The Administrative Agent shall have received an unaudited balance sheet of BTE as of June 30, 2002, certified by a Financial Officer and demonstrating compliance as of such date with Section 6.12 and Section 6.14(h), in each case as in effect after giving effect Sections 3 and 4 of this Amendment Agreement.

          (k) The Master Lease Agreement in the form attached as Exhibit E hereto (which shall be in form and substance reasonably satisfactory to the Administrative Agent) shall have been delivered by each Person party thereto.


The Administrative Agent shall notify Level 3 and the Lenders of the Amendment Effectiveness Date and such notice shall be conclusive and binding.

     SECTION 6. Agreement of Level 3. To induce the other parties hereto to enter into this Amendment and Restatement Agreement, Level 3 hereby agrees that it shall satisfy the Collateral and Guarantee Requirement with respect to Software Spectrum Bermuda Ltd. and each other first-tier Foreign Subsidiary of CorpSoft, Inc. within 60 days following the Amendment Effectiveness Date. Level 3 and the other parties hereto also agree that the failure of Level 3 to satisfy such Collateral and Guarantee Requirement shall constitute an immediate Event of Default.

     SECTION 7. Representations and Warranties. Each of Level 3 and each of the Borrowers represents and warrants to the Lenders that, after giving effect Sections 3 and 4 of this Amendment Agreement, (a) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct as of the Amendment Effectiveness Date, except to the extent that any representation or warranty relates to any earlier date (in which case such representation or warranty shall be correct as of such earlier date); and (b) as of the Amendment Effectiveness Date, no Default shall have occurred and be continuing

     SECTION 8. Effectiveness; Counterparts. This Amendment Agreement shall become effective when the Administrative Agent (or its counsel) shall have received from Level 3, each Borrower and Lenders constituting the Required Lenders either (i) counterparts of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed counterparts of this Agreement. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Level 3, each of the Borrowers, the Agent and Lenders constituting the Required Lenders. This Amendment Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

     SECTION 9. No Novation. This Amendment Agreement shall not extinguish the Loans outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Credit Agreement, which shall remain outstanding as modified hereby.

     SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.

     SECTION 11. Applicable Law; Waiver of Jury Trial. (A) THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      LEVEL 3 COMMUNICATIONS, INC.,
                                      LEVEL 3 INTERNATIONAL SERVICES, INC.,
                                      LEVEL 3 INTERNATIONAL, INC.,
                                      LEVEL 3 COMMUNICATIONS, LLC,
                                      BTE EQUIPMENT, LLC,
                                      ELDORADO FUNDING, LLC,

                                      by
                                      /s/ Neil J. Eckstein
                                      Name:  Neil J. Eckstein
                                      Title:  Vice President


                                      JPMORGAN  CHASE  BANK,  individually
                                      and as  Issuing  Bank, Swingline Lender,
                                      Administrative Agent and Collateral Agent,

                                      by
                                      /s/ Mary Ellen Egbert
                                      Name: Mary Ellen Egbert
                                      Title:  Managing Director

                                         Signature page to Level 3 Amendment and
                                         Restatement Agreement


                                         LENDER:

                                         by
                                                /*/
                                         Name:
                                         Title:


/*/ This agreement has been executed by Lenders constituting the Required Lenders as defined in the Credit Agreement.

                             EXHIBITS AND SCHEDULES


Schedule 1 --              SEC Filings

Exhibit A --               Form of Restated Credit Agreement and Schedules
Exhibit B --               Form of Opinion of Willkie Farr & Gallagher
Exhibit C --               Form of Reaffirmation Agreement
Exhibit D --               Form of Finance Guarantee and Security Agreement
Exhibit E --               Amended Master Lease Agreement

                                                                  EXECUTION COPY

                                                                       EXHIBIT A
                                      TO THE AMENDMENT AND RESTATEMENT AGREEMENT

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                   dated as of


                               September 30, 1999


                                      among


                          LEVEL 3 COMMUNICATIONS, INC.


                           The Borrowers named herein


                            The Lenders Party hereto

                                       and

                              JPMORGAN CHASE BANK,
                                    as Agent
                           ___________________________

                          J.P. MORGAN SECURITIES INC.,
                     as Sole Book Manager and Lead Arranger
                           ___________________________

                   J.P. MORGAN SECURITIES INC., GOLDMAN SACHS
                              CREDIT PARTNERS L.P.
                         AND SALOMON SMITH BARNEY INC.,
                              as Syndication Agents

                                TABLE OF CONTENTS

                                                                                                                Page
                                   ARTICLE I

        SECTION 1.01.  Defined Terms.............................................................................7
        SECTION 1.02.  Classification of Loans and Borrowings...................................................42
        SECTION 1.03.  Terms Generally..........................................................................42
        SECTION 1.04.  Accounting Terms; GAAP...................................................................42

                                   ARTICLE II

        SECTION 2.01.  Commitments..............................................................................43
        SECTION 2.02.  Loans and Borrowings.....................................................................43
        SECTION 2.03.  Requests for Borrowings..................................................................44
        SECTION 2.04.  Swingline Loans..........................................................................45
        SECTION 2.05.  Letters of Credit........................................................................46
        SECTION 2.06.  Funding of Borrowings....................................................................50
        SECTION 2.07.  Interest Elections.......................................................................51
        SECTION 2.08.  Termination and Reduction of Commitments.................................................52
        SECTION 2.09.  Repayment of Loans; Evidence of Debt.....................................................53
        SECTION 2.10.  Automatic Revolving Commitment Reductions; Amortization of Term Loans....................54
        SECTION 2.11.  Prepayment of Loans......................................................................56
        SECTION 2.12.  Tranche B Facility and Tranche C Facility Prepayment Fees................................58
        SECTION 2.13.  Fees.....................................................................................59
        SECTION 2.14.  Interest.................................................................................60
        SECTION 2.15.  Alternate Rate of Interest...............................................................61
        SECTION 2.16.  Increased Costs..........................................................................61
        SECTION 2.17.  Break Funding Payments...................................................................63
        SECTION 2.18.  Taxes....................................................................................63
        SECTION 2.19.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs..............................64
        SECTION 2.20.  Mitigation Obligations; Replacement of Lenders...........................................66
        SECTION 2.21.  Incremental Facility.....................................................................67


                                  ARTICLE III

        SECTION 3.01.  Organization; Powers.....................................................................68
        SECTION 3.02.  Authorization; Enforceability............................................................68
        SECTION 3.03.  Governmental Approvals; No Conflicts.....................................................69
        SECTION 3.04.  Financial Condition; No Material Adverse Change..........................................69
        SECTION 3.05.  Properties...............................................................................70
        SECTION 3.06.  Litigation and Environmental Matters.....................................................70
        SECTION 3.07.  Compliance with Laws and Agreements......................................................70
        SECTION 3.08.  Investment and Holding Company Status....................................................71
        SECTION 3.09.  Taxes....................................................................................71
        SECTION 3.10.  ERISA....................................................................................71
        SECTION 3.11.  Disclosure...............................................................................71
        SECTION 3.12.  Subsidiaries.............................................................................72
        SECTION 3.13.  Insurance................................................................................72
        SECTION 3.14.  Labor Matters............................................................................72
        SECTION 3.15.  Intellectual Property....................................................................72
        SECTION 3.16.  [omitted]................................................................................72
        SECTION 3.17.  Security Interests.......................................................................72
        SECTION 3.18.  Absence of Non-Permitted Obligations.....................................................73
        SECTION 3.19.  FCC Compliance...........................................................................74

                                   ARTICLE IV

        SECTION 4.01.  Each Credit Event........................................................................74

                                   ARTICLE V

        SECTION 5.01.  Financial Statements and Other Information...............................................75


        SECTION 5.02.  Notices of Material Events...............................................................76
        SECTION 5.03.  Information Regarding Collateral.........................................................77
        SECTION 5.04.  Existence; Conduct of Business...........................................................78
        SECTION 5.05.  Payment of Taxes.........................................................................78
        SECTION 5.06.  Maintenance of Properties................................................................78
        SECTION 5.07.  Insurance................................................................................78
        SECTION 5.08.  Casualty and Condemnation................................................................78
        SECTION 5.09.  Books and Records; Inspection and Audit Rights...........................................78
        SECTION 5.10.  Compliance with Laws.....................................................................79
        SECTION 5.11.  Use of Proceeds and Letters of Credit....................................................79
        SECTION 5.12.  Additional Subsidiaries; Certain Immaterial Subsidiaries.................................79
        SECTION 5.13.  Further Assurances.......................................................................80
        SECTION 5.14.  Interest Rate Protection.................................................................81
        SECTION 5.15.  Support of Equipment Borrowers...........................................................81

                                   ARTICLE VI

        SECTION 6.01.  Indebtedness; Certain Equity Securities..................................................81
        SECTION 6.02.  Liens....................................................................................83
        SECTION 6.03.  Fundamental Changes......................................................................85
        SECTION 6.04.  Sale and Lease-Back Transactions.........................................................86
        SECTION 6.05.  Investments, Loans, Advances, Guarantees and Acquisitions................................86
        SECTION 6.06.  Asset Sales..............................................................................90
        SECTION 6.07.  Hedging Agreements.......................................................................90
        SECTION 6.08.  Restricted Payments; Certain Payments of Indebtedness....................................90
        SECTION 6.09.  Transactions with Affiliates.............................................................93
        SECTION 6.10.  Restrictive Agreements...................................................................93
        SECTION 6.11.  Amendment of Material Documents..........................................................94
        SECTION 6.12.  Liabilities of Equipment Borrowers; Business and Liabilities of Finance and Certain Foreign
                       Subsidiaries.............................................................................94
        SECTION 6.13.  Designation of Unrestricted Subsidiaries.................................................96
        SECTION 6.14.  Financial Covenants......................................................................98


                                  ARTICLE VII

        Events of Default......................................................................................100

                                  ARTICLE VIII

        The Agent..............................................................................................102

                                   ARTICLE IX

        SECTION 9.01.  Notices.................................................................................104
        SECTION 9.02.  Waivers; Amendments.....................................................................105
        SECTION 9.03.  Expenses; Indemnity; Damage Waiver......................................................107
        SECTION 9.04.  Successors and Assigns..................................................................109
        SECTION 9.05.  Survival................................................................................111
        SECTION 9.06.  Counterparts; Integration; Effectiveness................................................112
        SECTION 9.07.  Severability............................................................................112
        SECTION 9.08.  Right of Setoff.........................................................................112
        SECTION 9.09.  Governing Law; Jurisdiction; Consent to Service of Process..............................112
        SECTION 9.10.  WAIVER OF JURY TRIAL....................................................................113
        SECTION 9.11.  Headings................................................................................113
        SECTION 9.12.  Confidentiality.........................................................................114
        SECTION 9.13.  Interest Rate Limitation................................................................114
        SECTION 9.14.  Liability of Borrowers..................................................................115
        SECTION 9.15.  Release of Subsidiaries and Borrowers...................................................115
        SECTION 9.16. Special Funding Option...................................................................116

SCHEDULES:

Schedule 2.01     -- Commitments
Schedule 2.01A-- Revolving Commitments as of Amendment Effectiveness Date

Schedule 3.03 -- LLC Approvals
Schedule 3.05 -- Properties
Schedule 3.06 -- Disclosed Matters
Schedule 3.12 -- Subsidiaries
Schedule 3.13 -- Insurance
Schedule 3.17 -- Mortgages
Schedule 4.02 -- Immaterial Subsidiaries
Schedule 6.01 -- Existing Indebtedness
Schedule 6.02 -- Existing Liens
Schedule 6.05 -- Existing Investments
Schedule 6.10 -- Existing Restrictions
Schedule 6.13 -- Unrestricted  Subsidiaries  as of the Amendment  Effectiveness
                 Date

EXHIBITS:

Exhibit A        -- Form of Assignment and Acceptance
Exhibit B        -- Form of Perfection Certificate
Exhibit C        -- [omitted]
Exhibit D        -- Form of RC Guarantee Agreement
Exhibit E        -- Form of Term Loan Guarantee Agreement
Exhibit F        -- Form of Shared Collateral Pledge Agreement
Exhibit G        -- Form of Shared Collateral Security Agreement
Exhibit H        -- Form of Term Loan Security Agreement
Exhibit I        -- Form of RC Indemnity, Subrogation and Contribution Agreement
Exhibit J        -- Form of Term Loan Indemnity,
                       Subrogation and Contribution Agreement
Exhibit K        -- [omitted]
Exhibit L        -- [omitted]
Exhibit M        -- [omitted]
Exhibit N        -- Form of Loan Allocation Agreement
Exhibit O        -- Permitted Indemnification Obligations

                    AMENDED  AND   RESTATED   CREDIT   AGREEMENT   dated  as  of
               September 30, 1999 among LEVEL 3 COMMUNICATIONS, INC., LEVEL 3 COMMUNICATIONS, LLC, LEVEL 3 INTERNATIONAL SERVICES, INC., LEVEL 3 INTERNATIONAL, INC., BTE EQUIPMENT, LLC, ELDORADO FUNDING, LLC, the LENDERS party hereto, and JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent.


     The parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Additional   Lender"   shall  have  the   meaning   assigned   thereto  in
Section 2.21(b).

     "Administrative Agent" means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

     "Agent" means JPMorgan Chase Bank, in its capacities as Administrative Agent and Collateral Agent.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Amendment Agreement" means the Amendment and Restatement Agreement dated as of August 23, 2002, among Level 3, the Borrowers, certain Lenders and the Agent.

     "Amendment Effectiveness Date" has the meaning given such term in the Amendment Agreement.

     "Applicable Commitment Fee Rate" means, with respect to the commitment fee payable pursuant to Section 2.13.(a), a rate per annum equal to (x) 1.00% for each day on which Usage is less than 33%, (y) 0.75% for each day on which Usage is equal to or greater than 33% but less than or equal to 66% and (z) 0.50% for each day on which Usage is greater than 66%. For purposes of the foregoing, "Usage" means, on any date, the percentage obtained by dividing (i) the sum of the aggregate outstanding Tranche A Term Loans and the aggregate Revolving Exposure on such date by (ii) the sum of the aggregate outstanding Tranche A Term Loans, unutilized Tranche A Commitments and Revolving Commitments on such date.

     "Applicable Percentage" means, with respect to any Revolving Lender, the perceNtage of the total Revolving Commitments represented by such Lender's Revolving Commitment. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

     "Applicable Rate" means, for any day (a) with respect to any Tranche B Term Loan, (i) (A) prior to the Third Amendment Effective Date, 2.50% per annum, (B) on and after the Third Amendment Effective Date but prior to the Amendment Effectiveness Date, 2.75% per annum, and (C) on and after the Amendment
Effectiveness Date, 3.25% per annum, in the case of an ABR Loan and (ii) (A) prior to the Third Amendment Effective Date, 3.50% per annum, (B) on and after the Third Amendment Effective Date but prior to the Amendment Effectiveness Date, 3.75% per annum and (C) on and after the Amendment Effectiveness Date, 4.25% per annum, in the case of a Eurodollar Loan, (b) with respect to any Tranche C Term Loan, (i) prior to the Amendment Effectiveness Date, 3.00% per annum and on and after the Amendment Effectiveness Date, 3.50% per annum, in the case of an ABR Loan and (ii) prior to the Amendment Effectiveness Date, 4.00% per annum and on and after the Amendment Effectiveness Date, 4.50% per annum, in the case of a Eurodollar Loan, and (c) with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan or a Tranche A Term Loan, as the case may be, the applicable rate per annum set forth below in the applicable chart under the caption "ABR Spread" or "Eurodollar Spread", as the case may be, based upon the ratings established by Moody's and S&P for the Index Debt:

Prior to the Amendment Effectiveness Date


Level               Ratings               ABR Spread           Eurodollar Spread
  IV              >/=BBB-/Baa3               0.50%                    1.50%
 III                 BB+/Ba1                 1.00%                    2.00%
  II                 BB/Ba2                  1.25%                    2.25%
  I       [less than]BB/Ba2                  1.75%                    2.75%


On and after the Amendment Effectiveness Date


Level               Ratings               ABR Spread           Eurodollar Spread
 IV              >/=BBB-/Baa3               1.00%                    2.00%
 III                 BB+/Ba1                1.50 %                   2.50%
 II                  BB/Ba2                 1.75%                    2.75%
 I        [less than]BB/Ba2                 2.25%                    3.25%


     For purposes of the foregoing, (a) each change in the Applicable Rate resulting from a publicly announced change in the ratings shall be effective, in the case of an upgrade during the period commencing on and including the date of delivery to the Administrative Agent of written notification thereof from Level 3 and ending on the date immediately preceding the effective date of the next such change and, in the case of a downgrade, during the period commencing on and including the date of public announcement thereof and ending on the date immediately preceding the effective date of the next such change, (b) in the event the ratings established by Moody's and S&P fall within different Levels, interest rate spreads shall be based on the lower of the two ratings unless the different ratings are two or more Levels apart, in which case interest rate spreads will be based on a rating one Level above the lower of the two ratings and (c)if neither Moody's nor S&P maintains a rating for the Index Debt, the ratings shall be deemed to be in Level I. If the rating system of Moody's or S&P shall change, or if either of them shall cease rating the Index Debt (other than by reason of any action or nonaction by Level 3 following or in anticipation of a ratings downgrade), Level 3 and the

Administrative Agent shall negotiate in good faith to amend (with the consent of the Required Lenders) the references to specific ratings in this definition (including by way of substituting another rating agency mutually acceptable to Level 3 and the Administrative Agent for the rating agency with respect to which the rating system has changed or for which no rating is then in effect) to reflect such changed rating system or the nonavailability of ratings from such rating agency, and pending agreement on such amendment, the rating in effect immediately prior to such change or cessation will apply. If any rating agency shall not have a rating in effect by reason of any action or nonaction by Level 3 following or in anticipation of a ratings downgrade, then such rating agency shall be deemed to have established a rating in Level I.

     "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Attributable Debt" means, on any date, in respect of any lease of Level 3 or any Restricted Subsidiary entered into as part of a sale and leaseback transaction subject to Section 6.04, (i) if such lease is a Capital Lease Obligation, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (ii) if such lease is not a Capital Lease Obligation, the capitalized amount of the remaining lease payments under such lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease Obligation.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrowers" means the RC Borrowers and the Equipment Borrowers.

     "Borrowing" means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

     "Borrowing Request" means a request by a Borrower for a Borrowing in accordance with Section 2.03.

     "BTE" means BTE Equipment, LLC, a Wholly Owned special purpose subsidiary of Level 3.

     "BTE Adjusted Assets" means, with respect to BTE as of the last day of any fiscal quarter, the sum of (a) the net book value of the property, plant and equipment of BTE (giving effect to all depreciation and to obsolescence and other applicable reserves or write-offs and all impairment charges taken by Level 3 or any Subsidiary attributable to assets of BTE, regardless of whether reflected on the books of BTE) plus (b) the aggregate amount of BTE's balances of cash and marketable securities in the form of Permitted Investments, in each case to the extent that such net book value (as so reduced) or balances would be reflected on the balance sheet of BTE that would be used in the preparation of a combined balance sheet of Level 3 and the Subsidiaries as of such date in accordance with GAAP.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Capital Expenditures" means, for any period, without duplication, (a) the additions to property, plant and equipment and other capital expenditures of Level 3 and the Subsidiaries that are (or would be) set forth in a combined statement of cash flows of Level 3 and the Subsidiaries for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by Level 3 and the Subsidiaries during such period. As used in computing "Excess Cash Flow", each reference in clauses (a) and (b) to "Subsidiaries" shall be deemed to be a reference to "Restricted Subsidiaries".

     "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase or subscribe for any of the foregoing, or any warrants, rights or options to purchase or subscribe for any such warrants, rights or options.

     "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person other than Level 3 and Wholly Owned Subsidiaries of Level 3 of any shares of capital stock of any Borrower or (b) the occurrence of any of the following events:

                    (i) any  "person"  or  "group"  (as such  terms  are used in
               Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") or any successor provisions to either of the foregoing), including any group acting for the purpose of acquiring, holding, voting or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act, other than any one or more of the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the total voting power of the voting stock of Level 3; provided, however, that the Permitted Holders are the "beneficial owners" (as defined in Rule 13d-3 under the Exchange Act, except that a person will be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, in the aggregate of a lesser percentage of the total voting power of the voting stock of Level 3 than such other person or group (for purposes of this clause (b)(i), such person or group shall be deemed to beneficially own any voting stock of a corporation (the
               "specified corporation") held by any other corporation (the "parent corporation") so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the total voting power of the voting stock of such parent corporation; or

                    (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Level 3 (together with any new directors whose election or appointment by such board or whose nomination for election by the shareholders of Level 3 was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Level 3 then in office; or

                    (iii) the  shareholders  of Level 3  shall have approved any plan of liquidation or dissolution of Level 3; or

                    (iv) any "change of control" as defined in any  agreement or instrument governing Material Indebtedness of Level 3 or a Restricted Subsidiary shall occur.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.16(c), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment, Tranche B Commitment or Tranche C Commitment.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Collateral" means any and all "Collateral", as defined in any applicable Security Document.

     "Collateral Agent" means JPMorgan Chase Bank in its capacity as collateral agent for the Secured Parties hereunder.

     "Collateral and Guarantee Requirement" means the requirement that:

          (a) the  Agent  shall  have  received  from  each  Loan  Party  either
     (i) counterparts of the RC Guarantee Agreement and the Term Loan Guarantee Agreement duly executed and delivered on behalf of such Loan Party or
     (ii) in the case of any person that becomes a Loan Party after the Effective Date, supplements to the RC Guarantee Agreement and the Term Loan Guarantee Agreement, in the forms specified therein, duly executed and delivered on behalf of such Loan Party, together with, in the case of each Subsidiary Loan Party, counterparts of the RC Indemnity, Subrogation and Contribution Agreement and the Term Loan Indemnity, Subrogation and Contribution

     Agreement or supplements thereto, in the form specified therein, duly executed and delivered on behalf of such Subsidiary Loan Party;

          (b) the  Agent  shall  have  received  from  each  Loan  Party  either
     (i) counterparts of the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement duly executed and delivered on behalf of such Loan Party or (ii) in the case of any Person that becomes a Loan Party after the Effective Date, supplements to the Shared Collateral Pledge Agreement and Shared Collateral Security Agreement, in the forms specified therein, duly executed and delivered on behalf of such Loan Party;

          (c) all outstanding Equity Interests owned by or on behalf of Level 3 or any Subsidiary Loan Party shall have been pledged pursuant to the Shared Collateral Pledge Agreement and, if such Equity Interests are in certificated form, the Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank (provided that the Loan Parties shall not be required to pledge more than 65% of the outstanding voting Equity Interests of any Foreign Subsidiary);

          (d) all Indebtedness of Level 3, the Borrowers and each Subsidiary that is owing to any Loan Party shall be evidenced by a promissory note and shall have been pledged pursuant to the Shared Collateral Pledge Agreement, and the Agent shall have received such promissory notes, together with instruments of transfer with respect thereto endorsed in blank;

          (e) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Agent for filing, registration or recording;

          (f) the Agent shall have received a Mortgagee Intercreditor Agreement with respect to any real property of a Loan Party mortgaged to a third party mortgagee and containing Telecom Equipment Assets (including fixtures), duly executed and delivered by such mortgagee, and shall have received such mortgages or other instruments, duly executed by such Loan Party and in form suitable for recordation or filing in real estate records, as may be required or desirable in the Agent's opinion to grant a Lien in favor of the Agent on such fixtures constituting Telecom Equipment Assets;

          (g) the Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance issued by a nationally recognized title insurance company insuring the Lien of each such Mortgage as a valid first Lien, free of any other Liens except Permitted Encumbrances, and (iii) such surveys, abstracts, appraisals, legal opinions and other documents as the Agent may reasonably request with respect to such Mortgage or Mortgaged Property; and

          (h) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder.

Notwithstanding the foregoing, (i) the Equipment Borrowers shall not enter into any Guarantee Agreement, the Shared Collateral Pledge Agreement, the Shared Collateral Security Agreement or the RC Indemnity, Subrogation and Contribution Agreement and (ii) in the event the consent of any landlord or any other third party (other than a Governmental Authority and any mortgagee with respect to Specified Real Estate) is required to permit the grant or perfection of any Lien under the Shared Collateral Security Agreement, including with respect to any assignment of railroad or similar rights of way, Level 3 and the RC Borrowers will use their commercially reasonable efforts (which will not include the payment of any consideration) to obtain such required consent and effect the grant and perfection of such Lien as soon as practicable, provided that if such consent cannot be obtained following the use of such commercially reasonable efforts such Lien need not be granted or perfected, as the case may be, and the Collateral and Guarantee Requirement shall not be deemed to be unsatisfied during any period during which Level 3 and the Borrowers are complying with the foregoing or in the event such consent cannot be so obtained.

     "Colocation Guarantee" means a direct or indirect Guarantee by Level 3 or any Restricted Subsidiary of Indebtedness of a domestic Colocation Subsidiary consisting of (i) any lease (regardless of whether a Capital Lease Obligation) or license pursuant to which Level 3 or such Restricted Subsidiary leases or licenses the right to use all or any portion of a domestic colocation facility owned or operated by such Colocation Subsidiary (a "Colocation Lease") and the payments under which provide funds to such Colocation Subsidiary to enable it to service such Indebtedness and/or (ii) any Guarantee by Level 3 or any Restricted Subsidiary in favor of the holders of such Indebtedness under which the obligations of Level 3 or such Restricted Subsidiary are limited to indemnification provisions substantially similar to those set forth in Exhibit O hereto. Any Colocation Guarantee consisting of both a lease described in clause (i) above and a Guarantee described in clause (ii) above relating to the same

Indebtedness of a Colocation Subsidiary shall be deemed a single Colocation Guarantee for purposes of any limitations on the aggregate amount of Colocation Guarantees hereunder. For purposes hereof, the amount of a Colocation Guarantee shall be deemed on any date to be the aggregate principal amount on such date of Colocation Subsidiary Indebtedness to which such Colocation Guarantee relates (or such lesser amount, if any, to which the maximum aggregate liability of Level 3 and the Restricted Subsidiaries under such Colocation Guarantee is limited by the express terms thereof). For purposes of this Agreement, Colocation Guarantees shall not in any event constitute Indebtedness permitted to be incurred pursuant to Section 6.01(a)(vi).

     "Colocation Subsidiary" means a Subsidiary not engaged in any business or activity other than the provision of colocation and related and incidental services which does not own any material assets integral to the operations of Level 3's domestic network. It is understood that a Subsidiary's gateway facility is not integral to such operations unless it is the sole gateway facility in the relevant market.

     "Combined Adjusted EBITDA" means, for any period, without duplication, (a) the sum of (i) Combined EBITDA for such period, (ii) cash received from IRU sales in such period and (iii) non-cash cost of goods sold relating to IRU sales for such period minus (b) amortized revenues for such period and excluding (c) the effects of fiber and capacity swaps, all the components of which are as determined on a combined basis with respect to Level 3 and the Subsidiaries in accordance with GAAP (other than the definition of Combined EBITDA which is as set forth in this Agreement and other than the treatment of IRU sales which is as set forth in this definition). For purposes of Section 6.14, if Level 3 or any of its Subsidiaries makes any Permitted Business Acquisition during any period in respect of which Combined Adjusted EBITDA is to be determined hereunder, such Combined Adjusted EBITDA will be determined on a pro forma basis as if such acquisition were consummated on the first day of the relevant period; provided, however, that, for periods prior to the date upon which such acquisition is consummated, only positive EBITDA of an entity acquired in connection with a Permitted Business Acquisition shall be included in determining Combined Adjusted EBITDA for purposes of Section 6.14. In the event that Level 3 or any of its Subsidiaries acquires an entity in connection with a Permitted Business Acquisition for which stand alone financial statements are not available, Level 3 hereby agrees to engage KPMG LLP or other independent public accountants of recognized national standing to conduct a review (such review to be conducted in accordance with GAAS) of financial statements prepared by Level 3 specifically for such acquired entity, from which Combined Adjusted EBITDA for such acquired entity shall be determined in accordance with this definition and the terms of this Agreement.

     "Combined Cash Balances" means, as of any weekly testing date, the aggregate amount of cash and marketable securities in the form of Permitted Investments held by Level 3 and the Subsidiaries (other than 91 Holding Corp. and its subsidiaries). In determining such aggregate amount (a) the computation shall include all such cash and marketable securities that are pledged by Finance to secure the Obligations and held under Finance Collateral Control Agreements entered into with the Collateral Agent, (b) the computation shall exclude all such cash and marketable securities subject to agreements, Liens (other than Liens for the benefit of the Collateral Agent and the Lenders) or other arrangements that restrict the use of such cash or marketable securities in the business of Level 3 or the Subsidiaries, and (c) the weekly testing date shall be the Friday of each week, or when such day is not a Business Day, the next succeeding Business Day.

     "Combined Cash Interest Expense" means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Level 3 and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, (ii) any interest accrued during such period in respect of Indebtedness of Level 3 or any Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus
(iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period.

     "Combined EBITDA" means, for any period, Combined Income (Loss) from Operations of Level 3 and its Subsidiaries for such period plus, without duplication and to the extent deducted from revenues in determining such Combined Income (Loss) from Operations, the sum of (a) all amounts attributable to depreciation and amortization for such period, (b) all non-cash compensation charges during such period (it being understood that charges shall be deemed non-cash charges until the period that cash disbursements attributable to such charges are made, at which point such charges shall be deemed cash charges) and
(c) all non-cash non-recurring charges during such period other than non-cash charges relating to sales of dark fiber, all the components of which are as determined on a combined basis with respect to Level 3 and the Subsidiaries in accordance with GAAP. For purposes of Section 6.14, if Level 3 or any of its Subsidiaries makes any Permitted Business Acquisition during any period in respect of which Combined EBITDA is to be determined hereunder, such Combined EBITDA will be determined on a pro forma basis as if such acquisition were consummated on the first day of the relevant period; provided, however, that, for periods prior to the date upon which such acquisition is consummated, only positive EBITDA of an entity acquired in connection with a

Permitted Business Acquisition shall be included in determining Combined EBITDA for purposes of Section 6.14. In the event that Level 3 or any of its Subsidiaries acquires an entity in connection with a Permitted Business Acquisition for which stand alone financial statements are not available, Level 3 hereby agrees to engage KPMG LLP or other independent public accountants of recognized national standing to conduct a review (such review to be conducted in accordance with GAAS) of financial statements prepared by Level 3 specifically for such acquired entity, from which Combined EBITDA for such acquired entity shall be determined in accordance with this definition and the terms of this Agreement.

     "Combined Fixed Charges" means for any period, the sum for Level 3 and the Subsidiaries for such period of (a) Combined Cash Interest Expense for such period net of cash interest income for such period, (b) the aggregate amount of scheduled principal payments made during such period in respect of Long-Term Indebtedness of Level 3 and the Subsidiaries (other than payments made by Level 3 or any Subsidiary to Level 3 or a Subsidiary), (c) the aggregate amount of principal payments scheduled during such period in respect of Long-Term Indebtedness of Level 3 and the Subsidiaries to the extent discharged by prepayments made not more than one year prior to the date of such respective scheduled principal payments, (d) the aggregate amount of cash payments made during such period by Level 3 and the Subsidiaries under financing leases and other off balance sheet financing arrangements, (e) the aggregate amount of cash payments made during such period by Level 3 and the Subsidiaries in respect of preferred stock and (f) the aggregate amount of income Taxes paid in cash by Level 3 and the Subsidiaries during such period, all as determined on a combined basis with respect to Level 3 and the Subsidiaries in accordance with GAAP.

     "Combined Gross Property Plant and Equipment" means, at any date, the gross amount (without giving effect to depreciation, obsolescence or similar reserves) that would be reflected as property, plant and equipment on a combined balance sheet of Level 3 and the Subsidiaries prepared as of such date in accordance with GAAP.

     "Combined Income (Loss) from Operations" means, for any period, the income or loss from operations of Level 3 and the Subsidiaries for such period determined on a combined basis in accordance with GAAP.

     "Combined Net Income" means, for any period, the net income or loss of Level 3 and the Subsidiaries for such period determined on a combined basis in accordance with GAAP; provided that there shall be excluded the income of any Person (other than Level 3) in which any other Person (other than Level 3 and the Subsidiaries and other than directors holding qualifying shares in compliance with applicable law) owns an Equity Interest, except to the extent of dividends or other distributions actually paid to Level 3 or any of the Subsidiaries during such period.

     "Combined Senior Secured Debt" means, on any date, the Loans and all other Indebtedness that would be reflected as a liability on a combined balance sheet of Level 3 and the Subsidiaries prepared as of such date in accordance with GAAP which is secured by any assets of Level 3 or any Subsidiary.

     "Combined Total Assets" means, on any date, the aggregate amount of assets (after giving effect to amortization, depreciation and all applicable reserves) that would be reflected as assets on a combined balance sheet of Level 3 and the Restricted Subsidiaries prepared as of such date in accordance with GAAP.

     "Combined Total Debt" means, at any date, all Indebtedness of Level 3 and its Subsidiaries that would be reflected as a liability on a combined balance sheet of Level 3 and its Subsidiaries prepared as of such date in accordance with GAAP other than any Unrestricted Subordinated Debt.

     "Commitment" means a Revolving Commitment, Tranche A Commitment, Tranche B Commitment or Tranche C Commitment, or any combination thereof (as the context requires).

     "Communications Act" means the Communications Act of 1934 and any similar or successor Federal statute and the rules, regulations and published policies of the Federal Communications Commission thereunder, all as amended and as the same may be in effect from time to time.

     "Contributed  Capital" means, at any date, the sum (without duplication) of
(a) the amount of Contributed Capital as of June 30, 2002, under the definition of Contributed Capital in effect on such date ($6,140,519,000) plus (b) Equity Proceeds received by Level 3 subsequent to June 30, 2002, plus (c) the amount of Equity Purchase Consideration received by Level 3 or any Subsidiary after June 30, 2002, plus (d) the amount of Special Asset Gains realized by Level 3 and its Subsidiaries after June 30, 2002 plus (e) Combined Total Debt.

     "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

     "Conversion Proceeds" means an amount deemed for purposes hereof to have been received by Level 3 at the time of conversion of any convertible debt securities of Level 3 (other than the 6% Convertible Subordinated Notes due 2009 and 2010, the conversion of which shall not result in Conversion Proceeds) into common stock or Non-Cash Pay Preferred

Stock of Level 3 equal to the principal amount of such debt securities so converted and any accrued and unpaid interest thereon which is forfeited in connection with such conversion.

     "Debt Repurchases Basket" means, at any time, (a) the sum at such time of:

               (i) $300,000,000;

               (ii) 50% of the cash Net Proceeds received by Level 3 after July 18, 2002, from the issuance and sale of Capital Stock of Level 3 and not applied to any other Designated Equity Proceeds Use;

               (iii) 50% of the cash Net Proceeds received by Level 3 after July 18, 2002, from the issuance and sale of Indebtedness of Level 3 that is subordinated to the 6% Convertible Subordinated Notes due 2009 and 2010 of Level 3; and

               (iv) 50% of the Conversion Proceeds deemed received by Level 3 upon the conversion to equity of any convertible Indebtedness of Level 3 issued or sold after July 18, 2002, that ranked pari passu with or senior to the 6% Convertible Subordinated Notes due 2009 and 2010 of Level 3 when issued or sold and not applied to any other Designated Equity Proceeds Use;

minus (b) the aggregate amount of payments after the Amendment Effectiveness Date pursuant to Section 6.08(b)(5)(x).

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

     "Derivatives Counterparty" means any financial institution, commodities or stock exchange or clearinghouse with which Level 3 or any Restricted Subsidiary enters into a derivatives transaction.

     "Designated Equity Proceeds Use" means the application of Equity Proceeds or Conversion Proceeds to any of the following: (i) Restricted Payments pursuant to stock option plans or other benefit plans for management or employees of Level 3 and the Restricted Subsidiaries in excess of $3,000,000 in any twelve month period, (ii) cash dividend payments on preferred stock, (iii) payments of cash consideration in connection with Permitted Business Acquisitions pursuant to Section 6.05(e)(A)(ii), (iv) payments of cash consideration in connection with acquisitions permitted by Section 6.05(f) and (v) each payment after the Amendment Effectiveness Date pursuant to Section 6.08(b)(5)(x) to the extent that such payment reduces the aggregate amount of the Debt Repurchases Basket to an amount less than the aggregate amount of the additions to the Debt Repurchases Basket made on or prior to such time under clauses (a)(ii) and (a)(iv) of the definition thereof.

     "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

     "dollars" or "$" refers to lawful money of the United States of America.

     "Domestic Subsidiary" shall mean any Subsidiary that is not a Foreign Subsidiary.

     "Effective Date" means September 30, 1999.

     "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

     "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Level 3 or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

     "Equipment  Borrower"  means  each of  (i) BTE  and  (ii) with  respect  to
Incremental   Loans   borrowed  by  any  Person   other  than  BTE  pursuant  to
Section 2.21(c), Equipment Co. II.

     "Equipment   Co.  II"  shall   have  the   meaning   assigned   thereto  in
Section 2.21(c).

     "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.

     "Equity Proceeds" means the cash Net Proceeds received by Level 3 from the issuance and sale of common stock of Level 3 or Non-Cash Pay Preferred Stock of Level 3.

     "Equity Purchase Consideration" means the net fair market value of any assets or properties other than cash transferred to or acquired by Level 3 or any Subsidiary in consideration of or exchange for the issuance of shares of common stock of Level 3 or Non-Cash Pay Preferred Stock of Level 3, including in connection with mergers and stock acquisitions (such net fair market value being the fair market value of such common stock or Non-Cash Pay Preferred Stock (as reasonably determined in good faith by the Chief Financial Officer of Level 3, which determination shall, if applicable, be based on the trading value of such common stock or Non-Cash Pay Preferred Stock on the closing date of the transaction).

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that together with Level 3 is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

     "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Level 3 or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by Level 3 or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Level 3 or any of its ERISA Affiliates of any Withdrawal Liability; or (g) the receipt by Level 3 or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Level 3 or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

     "Eurocurrency Reserve Requirements" means the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Agent is subject and applicable to "Eurocurrency Liabilities", as such term is defined in

Regulation D of the Board, or any similar category of assets or liabilities relating to eurocurrency fundings. Eurocurrency Reserve Requirements shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VII. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that no event described in paragraph (a) or (b) of the definition of "Finance Event of Default" contained in the Finance Guarantee and Security Agreement shall constitute an "Event of Default".

     "Excess  Cash  Flow"  means,   for  any  fiscal  year,   the  sum  (without
duplication) of:

          (a) the Combined Net Income of Level 3 and the Subsidiaries for such fiscal year, adjusted to exclude any gains or losses attributable to Prepayment Events; plus

          (b) depreciation, amortization and other non-cash charges or losses deducted in determining such Combined Net Income for such fiscal year; plus

          (c) the sum of (i) the amount, if any, by which Net Working Capital decreased during such fiscal year plus (ii) the net amount, if any, by which the combined deferred revenues of Level 3 and the Subsidiaries increased during such fiscal year; minus

          (d) the sum of (i) any non-cash gains included in determining such Combined Net Income for such fiscal year plus (ii) the amount, if any, by which Net Working Capital increased during such fiscal year plus (iii) the amount, if any, by which the combined deferred revenues of Level 3 and its Subsidiaries decreased during such fiscal year; minus

          (e) the sum of (i) Capital Expenditures paid in cash during such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring Long-Term Indebtedness and except to the extent paid with Net Proceeds in respect of Prepayment Events or from the issuance of Capital Stock) plus (ii) cash consideration paid during such fiscal year to make Permitted Business Acquisitions or other investments permitted hereunder (other than Permitted Investments and except to the extent financed by incurring Long-Term Indebtedness or issuing capital stock or other Equity Interests); minus

          (f) cash payments made during such fiscal year which were not deducted in determining such Combined Net Income for such fiscal year that will in a subsequent fiscal year become a non-cash charge deducted in determining Combined Net Income for such subsequent fiscal year; minus

          (g) the lesser of (i) the aggregate principal amount of Long-Term Indebtedness repaid or prepaid by Level 3 and the Subsidiaries during such fiscal year and (ii) the cash consideration paid by Level 3 and the Subsidiaries in respect thereof, excluding (A) Indebtedness in respect of Revolving Loans and Letters of Credit (unless accompanied by a corresponding permanent reduction in the Revolving Commitments), (B) Term Loans prepaid pursuant to Section 2.11(b) or (c), (C) repayments or prepayments of Long-Term Indebtedness financed by incurring other Long-Term Indebtedness.

     "Excluded Taxes" means, with respect to the Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrowers hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.20(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.18(a) or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.18(e).

     "Executive Officer" means the chief executive officer, the president, the chief financial officer, the secretary or the treasurer of Level 3.

     "FCC" means the United States Federal Communications Commission.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average

(rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Finance" means Level 3 Finance II, LLC, a Delaware limited liability company.

     "Finance Collateral Control Agreement" means (i) with respect to each deposit or securities account, each Finance Collateral Control Agreement substantially in the form of Exhibit A to the Finance Guarantee and Security Agreement or in such other form as may be reasonably agreed to by the Collateral Agent, and (ii) with respect to Money Market Funds, each Finance Collateral Control Agreement substantially in the form of Exhibit B to the Finance Guarantee and Security Agreement or in such other form as may be reasonably agreed to by the Collateral Agent, in each case among Finance, the applicable financial institution or, if applicable, the issuer of the Money Market Funds, and the Collateral Agent for the benefit of the "Secured Parties", as defined under the Finance Guarantee and Security Agreement.

     "Finance Documents" shall have the meaning ascribed thereto in the Amendment Agreement.

     "Finance Event of Default" shall mean the occurrence of any of the following events:

          (a) any representation or warranty made or deemed made by, on behalf of or in respect of, Finance in or in connection with this Agreement or the Finance Guarantee and Security Agreement or any amendment or modification hereof or waiver hereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection herewith or in respect of Finance thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (b) Finance shall fail to observe or perform any covenant, condition or agreement contained in the Finance Guarantee and Security Agreement;

          (c) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and such failure shall continue unremedied for a period of 30 days; or

          (d) any event or condition occurs that results in the Loans becoming due prior to their scheduled maturities.

     "Finance Guarantee and Security Agreement" means the Finance Guarantee and Security Agreement, substantially in the form of Exhibit E to the Amendment Agreement, between Finance and the Collateral Agent for the benefit of the "Secured Parties", as defined thereunder.

     "Financial Officer" means the chief financial officer, principal accounting officer, vice president-finance, assistant treasurer, treasurer or controller of Level 3.

     "Fixed Charge Ratio" means, for any four-fiscal-quarter period, the ratio of (a) Combined Adjusted EBITDA for such period to (b) the sum for such period of (i) Capital Expenditures and (ii) Combined Fixed Charges.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

     "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "GAAS" means generally accepted auditing standards in the United States of America.

     "Government Securities" means direct obligations of, or obligations fully and unconditionally guaranteed or insured by, the United States of America or any agency or instrumentality thereof.

     "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

     "Guarantee"  of or by any Person (the  "guarantor")  means any  obligation, contingent or otherwise,  of the guarantor  guaranteeing  or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase
of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

     "Guarantee Agreements" means the RC Guarantee Agreement and the Term Loan Guarantee Agreement.

     "Guarantors" means the RC Guarantors and the Term Loan Guarantors.

     "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

     "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

     "Immaterial  Subsidiaries"  means either (a) any  Subsidiary having neither
(i) a book value of total assets in excess of $500,000 as of the last day of the fiscal quarter most recently ended or (ii) total revenue in excess of $1,000,000 in the four fiscal quarter period most recently ended, determined in each case as of any date of delivery of financial statements by Level 3 pursuant to Sections 5.01(a) or 5.01(b), or (b) the Persons specified as such in Schedule 4.02.

     "Incremental   Loans"   shall  have  the   meaning   ascribed   thereto  in
Section 2.21(b).

     "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others,
(g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Indentures" means (i) the Indenture dated as of April 28, 1998 between Level 3 and IBJ Schroder Bank & Trust Company, as trustee, with respect to Level 3's 9 1/8% Senior Notes Due 2008, (ii) the Indenture dated as of December 2, 1998 between Level 3 and IBJ Schroder Bank & Trust Company, as trustee, with respect to Level 3's 10 1/2% Senior Discount Notes Due 2008, (iii) the Indenture dated as of February 29, 2000 between Level 3 and The Bank of New York, as trustee, with respect to Level 3's 11% Senior Notes Due 2008, (iv) the Indenture dated as of February 29, 2000 between Level 3 and The Bank of New York, as trustee, with respect to Level 3's 11% Senior Notes Due 2008, (v) the Indenture dated as of February 29, 2000 between Level 3 and The Bank of New York, as trustee, with respect to Level 3's 11 1/4% Senior Notes Due 2010, (vi) the Indenture dated as of February 29, 2000 between Level 3 and The Bank of New York, as trustee, with respect to Level 3's 12 7/8% Senior Discount Notes Due 2010, (vii) the Euro Securities Indenture dated as of February 29, 2000 between Level 3 and The Bank of New York, as trustee, with respect to Level 3's 10 3/4% Senior Euro Notes Due 2008 and (viii) the Euro Securities Indenture dated as of February 29, 2000 between Level 3 and The Bank of New York, as trustee, with respect to Level 3's 11 1/4% Senior Euro Notes Due 2010.

     "Index  Debt"  means  the  highest  rated  senior,   unsecured,   Long-Term
Indebtedness for borrowed money of Level 3 that is not guaranteed (including by any Subsidiary) or otherwise credit enhanced.

     "Intercity Route Miles Completed" means the number of intercity route miles with completed conduits installed.

     "Intercity Route Miles with Fiber Completed" means the number of intercity route miles with completed conduits, including fiber, installed.

     "Interest  Election  Request"  means a request by a Borrower  to convert or
continue  a  Revolving   Borrowing  or  Term   Borrowing  in   accordance   with
Section 2.07.

     "Interest Payment Date" means (a) with respect to any ABR Loan (other than a Swingline Loan), the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

     "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or nine or twelve months thereafter if, at the time of the relevant Borrowing, all Lenders participating therein agree to make an interest period of such duration available), as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Investment" means purchasing, holding or acquiring (including pursuant to any merger with any Person that was not a Wholly Owned Restricted Subsidiary prior to such merger) any Capital Stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, or making or permitting to exist any loans or advances (other than commercially reasonable extensions of trade credit) to, guaranteeing any obligations of, or making or permitting to exist any investment or any other interest in, any other Person, or purchasing or otherwise acquiring (in one transaction or a series of transactions) any assets of any Person constituting a business unit. The amount, as of any date of determination, of any Investment shall be the original cost of such Investment (including any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary in connection with any Investment and any Indebtedness assumed in connection with any acquisition of assets), plus the cost of all additions, as of such date, thereto and minus the amount, as of such date, of any portion of such Investment repaid to the investor in cash (or, in the case in which an Investment is made in property and the identical property is returned to the Person that made the Investment, the lesser of (a) the amount of the property computed as set forth in this definition as of the date of the Investment and (b) the fair market value of such property on the date of its return) as a repayment of principal or a return of capital, as the case may be (except to the extent such repaid amount has been included in Combined Net Income), but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment. In determining the amount of any Investment involving a transfer of any property other than cash, such property shall be valued at its fair market value at the time of such transfer.

     "Issuing Bank" means JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in
Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "knowledge" means to the knowledge of any Executive Officer or any Financial Officer of Level 3.

     "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

     "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the RC Borrowers at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance or an Incremental

Facility Amendment, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

     "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

     "Level 3" means Level 3 Communications, Inc., a Delaware corporation.

     "Level 3 Indentures" means the indentures in effect on the date hereof relating to various series of senior unsecured notes of Level 3 outstanding on the date hereof and issued in offerings pursuant to Rule 144A under the Securities Act of 1933 or in offerings registered under the Securities Act, as the same may be amended and in effect from time to time.

     "Leverage Ratio" means, on any date, the ratio of Combined Total Debt on such date to Combined Adjusted EBITDA for the period of four consecutive fiscal quarters of Level 3 most recently ended on or prior to such date.

     "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $10,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "License"   means  any   license   granted  by  the  FCC  or  any   foreign
telecommunications regulatory body.

     "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

     "Loan   Allocation   Agreement"   means  the  loan  allocation   agreement,
substantially in the form of Exhibit N hereto, to be entered into by the Administrative Agent and each of the Lenders.

     "Loan Documents" means this Agreement, the Commitment Letter and Fee Letters dated July 22, 1999 among Level 3, Level 3 Communications, LLC and certain of the Lenders, the Amendment Agreement and the Security Documents. The Loan Documents do not include any document delivered by Finance in satisfaction of the conditions precedent set forth in the Amendment Agreement or entered into by Finance pursuant to any document so delivered.

     "Loan Parties" means Level 3, the Borrowers and the other Subsidiary Loan Parties.

     "Loans" means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

     "Local Markets" means the markets referred to in the letter from Level 3 dated the date hereof delivered to the Administrative Agent.

     "London Properties" means the properties located at 6 Braham Street and 260 Goswell Road in London, England.

     "Long-Term Indebtedness" means any Indebtedness that, in accordance with GAAP, constitutes (or when incurred constituted) a long-term liability.

     "Markets with Fiber Networks" means the number of Local Markets where Level 3 is able to offer services over owned networks.

     "Master Lease Agreement" means, collectively, each of (i) the Master Lease Agreement dated the date hereof and as amended and restated as of August 23, 2002 between BTE, as lessor, and Level 3 Communications, LLC, as lessee, and as amended from time to time thereafter in form and substance satisfactory to the Administrative Agent, and (ii) the leases between BTE, as lessor, and other entities, as lessees, in each case relating to the lease by BTE to such lessees of assets owned by BTE and financed, in whole or in part, with the proceeds of Term Loans, which leases shall be on terms substantially similar to those in the Master Lease Agreement referenced in clause (i) of this definition.

     "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise of Level 3 and the Restricted Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or benefits available to the Lenders under any Loan Document.

     "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of Level 3, any Borrower or any other Restricted Subsidiary in an aggregate principal amount exceeding $25,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of Level 3, any Borrower or any Restricted Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Level 3, such Borrower or such Restricted Subsidiary would be required to pay if such Hedging Agreement were terminated at such time (or is required to pay if such Hedging Agreement has been terminated).

     "Money Market Fund" means any investment company (or series thereof) organized and operating in the United States (i) which values its securities using the "amortized cost method" pursuant to Rule 2a-7 adopted under the
Investment Company Act of 1940 (the "Investment Company Act"), (ii) which is duly registered with the United States Securities and Exchange Commission as an open-end management investment company under the Investment Company Act and
(iii) substantially   all  the  assets  of  which  are   invested  in  Permitted
Investments.

     "Moody's" means Moody's Investors Service, Inc.

     "Mortgage" means a mortgage, deed of trust, assignment of leases and rents, leasehold mortgage or other security document granting a Lien on any Mortgaged Property to secure the RC Obligations or the Term Loan Obligations, as the case may be. Each Mortgage shall be satisfactory in form and substance to the Collateral Agent.

     "Mortgaged Property" means, initially, each parcel of real property and the improvements thereto owned by a Loan Party and identified on Schedule 3.17, and includes each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12 or 5.13.

     "Mortgagee Intercreditor Agreement" means an intercreditor agreement reasonably satisfactory to the Collateral Agent between the Collateral Agent and the mortgagee or lessor of Specified Real Estate or other significant real estate permitted by Sections 6.02 and 6.03 to be mortgaged or sold and leased back by Level 3 or a Restricted Subsidiary pursuant to which such mortgagee or lessor recognizes and consents to the first priority Lien of the Collateral Agent on Telecom Equipment Assets, including fixtures, located at, incorporated in or attached to such real estate (other than any such assets integral to the customary operation of any building as such for its intended purpose) and the Collateral Agent and such mortgagee or lessor agree with respect to the exercise of remedies by the Collateral Agent with respect to such Telecom Equipment Assets.

     "Multiemployer   Plan"   means  a   multiemployer   plan  as   defined   in
Section 4001(a)(3) of ERISA.

     "Net Proceeds" means, with respect to any event (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Level 3 and the Restricted Subsidiaries to third parties in connection with such event, (ii) in the case of a sale or other disposition of an asset (including pursuant to a casualty or condemnation), the amount of all payments required to be made by Level 3 and the Restricted Subsidiaries as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Level 3 and the Restricted Subsidiaries, and the amount of any reserves established by Level 3 and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable and that are attributable to such event (as determined reasonably and in good faith by the chief financial officer of Level 3).

     "Net Working Capital" means, at any date, (a) the combined current assets of Level 3 and the Subsidiaries as of such date (excluding cash and Permitted Investments) minus (b) the combined current liabilities of Level 3 and the Subsidiaries as of such date (excluding current liabilities in respect of Indebtedness). Net Working Capital at any date may be a positive or negative number. Net Working Capital increases when it becomes more positive or less negative and decreases when it becomes less positive or more negative.

     "Non-Cash  Pay  Preferred  Stock" means  preferred  stock of Level 3  which
(i) is not mandatorily redeemable, in whole or part, or required to be repurchased or reacquired, in whole or in part, by Level 3 or any Restricted Subsidiary, and which does not require any payment of cash dividends, in each case, prior to the date that is six months after the Tranche B Maturity Date; provided, however, that any preferred stock which would constitute Non-Cash Pay Preferred Stock but for provisions thereof giving holders thereof the right to require Level 3 to repurchase or redeem such preferred stock upon the occurrence of a change of control occurring prior to the Tranche B Maturity Date shall constitute Non-Cash Pay Preferred Stock if the change of control provisions applicable to such preferred stock are no more favorable to the holders of such preferred stock than the provisions applicable to the Loans contained in this Agreement and such preferred stock specifically provides that Level 3 will not repurchase or redeem any such preferred stock pursuant to such provisions prior to the Borrowers' or Level 3's repayment of the Loans and the termination of all Commitments hereunder, (ii) is not secured by any assets of Level 3 or any Restricted Subsidiary, (iii) is not Guaranteed by any Restricted Subsidiary and (iv) is not exchangeable or convertible into Indebtedness of Level 3 or any Restricted Subsidiary or any preferred stock (other than Non-Cash Pay Preferred Stock) of Level 3 or any Subsidiary.

     "Obligations" means the RC Obligations and the Term Loan Obligations.

     "OECD" means the Organization for Economic Cooperation and Development.

     "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document or Finance Document.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

     "Perfection Certificate" means a certificate in the form of Exhibit B or any other form approved by the Administrative Agent.

     "Permitted Business Acquisition" means (a) any acquisition by Level 3 or a Subsidiary Loan Party (other than an Equipment Borrower) of all or substantially all the assets of, or all the Equity Interests in, a Person or division or line of business of a Person, if immediately after giving effect thereto, no Default has occurred and is continuing or would result therefrom, (b) such acquired Person or business is predominately engaged in one or more Telecommunications Businesses in the United States of America, (c) each Subsidiary (other than Foreign Subsidiaries) formed for the purpose of or resulting from such acquisition shall be a Subsidiary Loan Party and all the Equity Interests of each such Subsidiary shall be owned directly by Level 3 and/or Subsidiary Loan Parties and shall have been pledged pursuant to the Shared Collateral Pledge Agreement, (d) the Collateral and Guarantee Requirement shall have been satisfied with respect to each such Subsidiary (but only, in the case of Foreign Subsidiaries, to the extent provided therein) and all consents of Governmental Authorities or third parties necessary to permit each such Subsidiary to enter into each applicable RC Security Document and pledge the Collateral owned by it pursuant to the RC Security Documents shall have been obtained (it being understood that this condition shall not fail to be met as a result of the inability to subject to the Liens of the RC Security Documents any asset subject to a Capital Lease or to the Lien of any purchase money Indebtedness that existed at the time such Person became a Subsidiary and was not created in contemplation of or in connection with such Person becoming a Subsidiary),
(e) Level 3 and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition (without giving effect to operating expense reductions), with the financial covenants contained in Section 6.14, to the extent then applicable, as if such acquisition had occurred on the first day of the relevant period for testing compliance, and (f) Level 3 has delivered to the Agent an officer's certificate to the effect set forth in clauses (a), (b), (c),
(d) and (e) above, together with all relevant financial information for the Person or assets acquired and reasonably detailed calculations demonstrating satisfaction of the requirement set forth in clause (e) above. For the avoidance of doubt, an acquired Person or business shall be deemed to be "predominately engaged in one or more Telecommunications Businesses in the United States of America" if more than 66-2/3% of the consolidated revenues of such Person or business are contributed by the Telecommunications Businesses of Persons who will upon acquisition become Subsidiary Loan Parties and satisfy the requirements of clause (d) above.

     "Permitted Debt" means unsecured senior or subordinated Indebtedness of Level 3 that is not (i) Guaranteed by any Restricted Subsidiary or
(ii) convertible into or exchangeable for any Indebtedness (other than Permitted
Debt) of Level 3 or any Restricted Subsidiary or any Equity Interests of any Restricted Subsidiary.

     "Permitted Encumbrances" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.05;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII;

          (f) other liens incidental to the conduct of business or the ownership of property which do not in the aggregate materially detract from the value of Level 3's and its Restricted Subsidiaries' property when taken as a whole, or materially impair the use thereof in the operation of its business; and

          (g) any interest or title of a lessor in the property subject to any lease other than a Capital Lease or a lease entered into as part of a sale and leaseback transaction subject to Section 6.04;

provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

     "Permitted Holders" means the members of Level 3's board of directors on the date hereof and their respective estates, spouses, ancestors, and lineal descendants, the legal representatives of any of the foregoing and the trustees of any bona fide trusts of which the foregoing are the sole beneficiaries or the grantors, or any Person of which the foregoing "beneficially owns" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) at least 66 2/3% of the total voting power of the voting stock of such Person.

     "Permitted Investments" means:

          (a) Government Securities maturing, or subject to tender at the option of the holder thereof, within two years after the date of acquisition thereof;

          (b) time deposits and certificates of deposit of any commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the law of any other country that is a member of the OECD having total assets in excess of $500 million (or its foreign currency equivalent at the time) with a maturity date not more than one year from the date of acquisition;

          (c) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with (x) any bank meeting the qualifications specified in clause (b) above or (y) any primary government securities dealer reporting to the Market Reports Division of the Federal Reserve Bank of New York;

          (d) direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing, or subject to tender at the option of the holder thereof, within 90 days after the date of acquisition thereof, provided that, at the time of acquisition, the long-term debt of such state, political subdivision or public instrumentality has a rating of A (or higher) from S&P or A-2 (or higher) from Moody's (or, if at any time neither S&P nor Moody's shall be rating such obligations, then an equivalent rating from such other nationally recognized rating service acceptable to the Administrative Agent);

          (e) commercial paper issued by the parent corporation of any commercial bank organized in the Untied States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $500 million (or its foreign currency equivalent at the time), and commercial paper issued by others having a rating of A-2 or higher from S&P or a rating of P-2 or higher from Moody's (or, if at any time neither S&P nor Moody's shall be rating such obligations, then equivalent ratings from such other nationally recognized rating services acceptable to the Administrative Agent) and in each case maturing within one year after the date of acquisition;

          (f) overnight bank deposits and bankers' acceptances at any commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $500 million (or its foreign currency equivalent at the time);

          (g) deposits available for withdrawal on demand with a commercial bank organized in the United States having capital and surplus in excess of $500 million or a commercial bank organized under the laws of any other country that is a member of the OECD having total assets in excess of $500 million) or its foreign currency equivalent at the time); and

          (h) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (a) through
     (g).

     "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

     "Plan" means any employee  pension benefit plan (other than a Multiemployer
Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Level 3 or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Prepayment Event" means:

          (a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset (including, without limitation, sales of Capital Stock of Unrestricted Subsidiaries) of Level 3 or any Restricted Subsidiary, other than dispositions described in clauses (a), (b) and (c) of Section 6.06, but only to the extent the Net Proceeds therefrom have not been reinvested by Level 3 or a Restricted Subsidiary in Telecommunications Assets within one year (or 540 days in the case of Net Proceeds from sales of Special Assets) after the date on which such Net Proceeds were received; or

          (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Level 3 or any Restricted Subsidiary, but only to the extent that the Net Proceeds therefrom have not been applied to (i) repair, restore or replace such property or asset or (ii) purchase Telecommunications Assets within one year after the date on which such Net Proceeds were received.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Pro Forma Fixed Charge Ratio" means, as of any date, the lower of the Fixed Charge Ratios for the four-fiscal-quarter trailing periods ending on the last days of each of the two most recent fiscal quarters for which financial statements shall have been required to be delivered under Section 5.01(a) or
(b), determined as if all the Indebtedness of Level 3 and the Subsidiaries outstanding (or the subject of a Borrowing Request outstanding) on the date of determination had been outstanding on each day of such periods. In the event that any applicable financial statements required to have been delivered on or prior to any date of determination shall not have been delivered, the Pro Forma Fixed Charge Ratio shall be deemed to be zero until such time as such financial statements are delivered and, following delivery of such financial statements, the Pro Forma Fixed Charge Ratio shall be determined for the applicable periods without regard to this sentence.

     "RC  Borrower"  means  each  of  Level 3   Communications,   LLC,   Level 3
International Services, Inc. and Level 3 International, Inc., each of which is a Wholly Owned Subsidiary of Level 3.

     "RC Guarantee Agreement" means the RC Guarantee Agreement among Level 3, each Subsidiary Loan Party (other than the Equipment Borrowers and the RC Borrowers) and the Administrative Agent, substantially in the form of Exhibit D.

     "RC Guarantors" means the parties to the RC Guarantee Agreement other than the Administrative Agent.

     "RC Indemnity, Subrogation and Contribution Agreement" means the RC Indemnity, Subrogation and Contribution Agreement, substantially in the form of
Exhibit I, among the RC Borrowers and the RC Guarantors.

     "RC Obligations" has the meaning assigned to such term in the Shared Collateral Security Agreement.

     "RC Secured Parties" has the meaning assigned to such term in the Shared Collateral Security Agreement.

     "Redesignated   Colocation  Subsidiary"  means  any  Colocation  Subsidiary previously designated as an Unrestricted Subsidiary that has been designated as a Restricted Subsidiary pursuant to Section 6.13(d).

     "Register" has the meaning assigned to such term in Section 9.04.

     "Related Fund" means with respect to any Lender that is a fund that invests in bank loans in the ordinary course of business, any other fund that invests in bank loans in the ordinary course of business and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the directors, officers, employees, agents, trustees, partners, members and advisors of such Person and such Person's Affiliates.

     "Required Lenders" means, at any time (a) Lenders (including any Additional Lenders that are vendors of telecommunications equipment or Affiliates thereof (collectively, "Vendor Lenders") having Revolving Exposures, Term Loans, Incremental Loans and unused Commitments representing more than 50.0% of the sum
of  the  total  Revolving   Exposures,
outstanding Term Loans, outstanding Incremental Loans and unused Commitments at such time, and (b) if any Additional Lenders are Vendor Lenders and the amount of outstanding Term Loans, outstanding Incremental Loans and unused commitments of such Vendor Lenders exceeds $500,000,000 in the aggregate, Lenders other than Vendor Lenders having Revolving Exposures, outstanding Term Loans, outstanding Incremental Loans and unused commitments representing more than 50.0% of the sum of the total Revolving Exposures, outstanding Term Loans, Incremental Loans and unused commitments held by all Lenders other than Vendor Lenders.

     "Restricted Payment" means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock or other Equity Interests of Level 3, the Borrowers or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such shares of capital stock or other Equity Interests of Level 3 or any Restricted Subsidiary or any option, warrant or other right to acquire any such shares of capital stock or other Equity Interests of Level 3 or any Restricted Subsidiary, provided that no such dividend, distribution or payment shall constitute a "Restricted Payment" to the extent made solely with common stock of Level 3 or (except in the case of dividends, distributions or payments in respect of the common stock of Level 3) preferred stock of Level 3, or (b) any payment to any Derivatives Counterparty as a result of any change in the market value of any class of capital stock or other Equity Interests of Level 3, the Borrowers or any Restricted Subsidiary that is publicly traded (provided, that (i) payments shall be deemed to have been made to Derivatives Counterparties only to the extent the cumulative amount of such payments exceeds the cumulative amount of any payments received by Level 3 and the Restricted Subsidiaries from Derivatives Counterparties as a result of changes in the market value of such publicly traded capital stock or other Equity Interests and (ii) it is understood that the intent of the above language relating to payments to and from Derivatives Counterparties is to treat transactions entered into with Derivatives Counterparties as Restricted Payments only if Level 3 intends such transactions to have substantially the same economic effect as the dividends, distributions and payments referred to in clause (a) above).

     "Restricted Subsidiary" means (i) each Borrower and each other Subsidiary of Level 3 on the Amendment Effectiveness Date that is not listed on
Schedule 6.13 and (ii) each Subsidiary of Level 3 organized or acquired after the Amendment Effectiveness Date (x) that is engaged to any significant extent in a Telecommunications Business in the United States (other than a Colocation Subsidiary designated as an Unrestricted Subsidiary pursuant to Section 6.13) or owns Capital Stock of any Person so engaged or (y) that has not been designated an Unrestricted Subsidiary in accordance with the provisions of Section 6.13. Finance shall not at any time be a Restricted Subsidiary.

     "Revolving Availability Period" means the period from and including December 8, 1999, to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

     "Revolving Commitment" means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to
Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender's Revolving Commitment was set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The amount of each Lender's Revolving Commitment as of the Amendment Effectiveness Date is set forth on Schedule 2.01A. The aggregate amount of the Lenders' Revolving Commitments as of the Amendment Effectiveness Date is $150,000,000. "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

     "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

     "Revolving  Loan"  means a Loan made  pursuant  to the second  sentence  of
Section 2.01.

     "Revolving Maturity Date" means the date that is eight years after the date hereof.

     "Security Agreements" means the Shared Collateral Security Agreement and the Term Loan Security Agreement.

     "Security Documents" means the Shared Collateral Security Documents, the RC Guarantee Agreements and the Term Loan Security Documents. The Security Documents do not include any document delivered by Finance in satisfaction of the conditions precedent set forth in the Amendment Agreement or entered into by Finance pursuant to any document so delivered.

     "SFAS  144"  means  Financial   Accounting  Standards  Board  Statement  of
Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long Lived Assets.

     "Shared Collateral" means any and all "Collateral", as defined in any applicable Shared Collateral Security Document.

     "Shared   Collateral   Pledge   Agreement"  means  the  Pledge   Agreement,
substantially in the form of Exhibit F, among Level 3, the Subsidiary Loan Parties (other than the Equipment Borrowers) and the Collateral Agent for the benefit of the Shared Collateral Secured Parties.

     "Shared Collateral Secured Obligations" shall mean, at any date, (a) the RC Obligations, (b) an aggregate principal amount of Term Loan Obligations equal to
(i) $750,000,000 minus (ii) the amount of Shared Collateral proceeds applied to the principal amount of the RC Obligations on or prior to such date minus
(iii) the  aggregate  amount of the  Lenders'  Revolving  Exposure on such date,
(c) all obligations of BTE and the Term Loan Guarantors in respect of interest, fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amount of Term Loan Obligations referred to in clause (b) above and (d) all obligations of the Loan Parties under the Shared Collateral Security Documents, including obligations in respect of, and all rights of the Collateral Agent and the Administrative Agent to receive payment or reimbursement of costs, expenses or other amounts incurred or expended by the Collateral Agent or the Administrative Agent (in its capacity as such) under any Shared Collateral Security Document. The principal amount of Term Loan Obligations referred to in clause (b) above shall, on any date, consist of pro rata amounts of Tranche A Term Loans, Tranche B Term Loans, and Tranche C Term Loans made to BTE determined on the basis of the relative aggregate outstanding principal amounts thereof on such date. Notwithstanding the foregoing, after the occurrence of an Event of Default and the exercise of remedies in respect of the Shared Collateral in accordance with the Shared Collateral Security Documents, the principal amount of Term Loan Obligations included in the Shared Collateral Secured Obligations pursuant to the foregoing shall be reduced by the principal amount of Term Loans indefeasibly paid in full with the proceeds of Shared Collateral and, upon payment of the principal amount of Term Loans with the proceeds of Shared Collateral, no principal amounts of Term Loans not theretofore included in Shared Collateral Secured Obligations shall as a result thereof be included in the Shared Collateral Secured Obligations.

     "Shared Collateral Secured Parties" has the meaning assigned to such term in the Shared Collateral Security Agreement.

     "Shared Collateral Security Agreement" means the Security Agreement, substantially in the form of Exhibit G, among Level 3, the Subsidiary Loan Parties (other than the Equipment Borrowers) and the Collateral Agent for the benefit of the Shared Collateral Secured Parties.

     "Shared Collateral Security Documents" means the Shared Collateral Security Agreement, the Shared Collateral Pledge Agreement, the security agreement executed by Whitney pursuant to Section 4.02(h) and any Mortgages, other security agreements or other instruments or documents executed and delivered pursuant to Section 4.02(h), 5.12 or 5.13 to secure any of the Shared Collateral Secured Obligations.

     "Significant Subsidiary" means a Restricted Subsidiary, or any group of Restricted Subsidiaries, collectively, that would constitute a "Significant Subsidiary" of Level 3 within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission as in effect on the date hereof.

     "Special Assets" means (a) the Capital Stock or assets of RCN Corporation, Commonwealth Telephone Enterprises, Inc., KCP, Inc. and California Private Transportation Company, L.P. (and any intermediate holding companies or other entities formed solely for the purpose of owning, and having no operations or assets other than, such Capital Stock or assets) owned, directly or indirectly, by Level 3 or any Restricted Subsidiary on the date hereof, and (b) any property, other than cash, cash equivalents and Telecommunications Assets, received as consideration for the disposition after the date hereof of Special Assets.

     "Special Asset Gains" means the amount of after-tax gains realized by Level 3 and the Restricted Subsidiaries from (i) the sale or disposition of Special Assets or (ii) the issuance of equity-linked securities relating solely to Special Assets in transactions equivalent in all material respects to sales of such Special Assets (including the absence of significant ongoing liabilities, other than regularly scheduled interest or dividend payment obligations, not payable in full by transfer of the Special Assets subject to such transactions). For purposes of the foregoing, a qualifying issuance of equity-linked securities referred to in clause (ii) above will be treated as a sale (including for purposes of calculating taxes) of the underlying Special Assets on the date of issuance of such securities for consideration equal to the consideration paid for such securities by the purchasers thereof.

     "Specified Real Estate" means the real estate located at 85 Tenth Avenue, New York, New York, and at 1025 Eldorado Boulevard, Broomfield, Colorado (the "Eldorado Property") and the real estate in Broomfield, Colorado located adjacent to the Eldorado Property that Level 3 intends to use as an expansion of the headquarters facilities of the Borrowers.

     "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held.

     "Subsidiary" means any direct or indirect subsidiary of Level 3.

     "Subsidiary   Loan  Party"  means  any  direct  or  indirect  Wholly  Owned
Subsidiary of Level 3 that is not a Foreign Subsidiary or an Unrestricted Subsidiary.

     "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

     "Swingline Lender" means JPMorgan Chase Bank, in its capacity as lender of Swingline Loans hereunder.

     "Swingline Loan" means a Loan made pursuant to Section 2.04.

     "Syndication Agent" means each of J.P. Morgan Securities Inc., Goldman Sachs Credit Partners L.P. and Salomon Smith Barney Inc., each in its capacity as syndication agent hereunder.

     "Synergy Site" means real estate (other than Specified Real Estate or the London Properties) now or hereafter owned by Level 3 or a Restricted Subsidiary and located in a city identified in the letter from Level 3 dated the date hereof delivered to the Administrative Agent or any update of such letter (such letter shall be promptly updated by Level 3 to include any real estate designated as a Synergy Site by Level 3 in the future and redelivered to the Administrative Agent), including any Telecom Equipment Assets located at, incorporated in, or attached to such real estate (including fixtures), with a fair market value in excess of $500,000.

     "S&P" means Standard & Poor's Ratings Services, a division of the McGraw Hill Companies.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Telecom Building Fixtures" means telecommunications equipment consisting of fixtures located in a building which are integral to the customary operation of the building as such for its intended use.

     "Telecom Equipment Assets" means telecommunications equipment, including fixtures, that is utilized in and integral to the communications networks owned or operated by Level 3 and the Restricted Subsidiaries in connection with their conduct of a Telecommunications Business but shall not include Telecom Building Fixtures.

     "Telecommunications Assets" means (a) any property (other than cash, cash equivalents and securities) to be owned by Level 3 or any Restricted Subsidiary and used in a Telecommunications Business and (b) Capital Stock of a Person that becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by Level 3 or another Restricted Subsidiary from any person other than an Affiliate of Level 3; provided, however, that, in the case of clause (b), such Person is primarily engaged in the Telecommunications Business.

     "Telecommunications Business" means the business of (i) transmitting, or providing services relating to the transmission of, voice, video or data through owned or leased transmission facilities, (ii) constructing, creating, developing or marketing communications networks, related network transmission equipment, software and other devices for use in a communications business, (iii) computer outsourcing, data center management, computer systems integration, reengineering of computer software for any purpose (including, without limitation, for the purposes of porting computer software from one operating environment or computer platform to another or to address issues commonly referred to as "Year 2000 issues") or (iv) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i), (ii) or (iii) above; provided, that the determination of what constitutes a Telecommunications Business shall be made in good faith by the board of directors of Level 3.

     "Term Loan Guarantee Agreement" means the Term Loan Guarantee Agreement among Level 3, each Subsidiary Loan Party (other than the Equipment Borrowers) and the Administrative Agent, substantially in the form of Exhibit E.

     "Term Loan Guarantors" means the parties to the Term Loan Guarantee Agreement other than the Administrative Agent.

     "Term Loan Indemnity, Subrogation and Contribution Agreement" means the Term Loan Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit J, among BTE and the Term Loan Guarantors.

     "Term Loan Obligations" has the meaning assigned to such term in the Term Loan Security Agreement.

     "Term Loan Secured Parties" has the meaning assigned to such term in the Term Loan Security Agreement.

     "Term Loan Security Agreement" means the Security Agreement, substantially in the form of Exhibit H, among BTE and the Administrative Agent for the benefit of the Term Loan Secured Parties.

     "Term Loan Security Documents" means the Term Loan Security Agreement, the Term Loan Guarantee Agreement, the Term Loan Indemnity, Subrogation and Contribution Agreement and any Mortgage or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Term Loan Obligations (but not any of the RC Obligations).

     "Term Loans" means Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.

     "Third  Amendment"  means the Third Amendment dated as of March 19, 2001 to
this  Agreement,   among  the  Borrower,  the  Lenders  party  thereto  and  the
Administrative Agent.

     "Third Amendment Effective Date" means the date as of which the Third Amendment became effective in accordance with its terms.

     "Toll Road Business" means the California toll road business as generally conducted on the Amendment Effectiveness Date by 91 Holding Corp. (f/k/a Kiewit Infrastructure Corp.), SR91 Corp., SR91 LP, Express Lane Inc., California Private Transportation Company L.P. and CPTC, LLC, and following the Amendment Effectiveness Date will mean such business whether conducted in such Persons or in subsidiaries thereof or successors thereto.

     "Tranche A Commitment" means, with respect to each Lender, the commitment, if any, pursuant to which it made Tranche A Term Loans. The initial amount of each Lender's Tranche A Commitment was set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche A Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche A Commitments was $450,000,000.

     "Tranche A Lender" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan.

     "Tranche A Maturity Date" means the date that is eight years from the date hereof.

     "Tranche  A Term  Loan"  means  a  Loan  made  pursuant  to  clause  (a) of
Section 2.01 (as such clause (a) was in effect immediately prior to the Amendment Effectiveness Date).

     "Tranche B Commitment" means, with respect to each Lender, the commitment, if any, pursuant to which it made Tranche B Term Loans. The initial amount of each Lender's Tranche B Commitment was set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche B Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche B Commitments was $275,000,000.

     "Tranche B Lender" means a Lender with a Tranche B Commitment or an outstanding Tranche B Term Loan.

     "Tranche B Maturity Date" means January 15, 2008.

     "Tranche  B Term  Loan"  means  a  Loan  made  pursuant  to  clause  (b) of
Section 2.01 (as such clause (b) was in effect immediately prior to the Amendment Effectiveness Date).

     "Tranche C Commitment" means, with respect to each Lender, the commitment, if any, pursuant to which it made Tranche C Term Loans. The initial amount of each Lender's Tranche C Commitment was set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender assumed its Tranche C Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche C Commitments was $400,000,000.

     "Tranche C Lender" means a Lender with a Tranche C Commitment or an outstanding Tranche C Term Loan.

     "Tranche C Maturity Date" means January 30, 2008.

     "Tranche C  Term  Loan"  means  a  Loan  made  pursuant  to  clause  (c) of
Section 2.01 (as such clause (c) was in effect immediately prior to the Amendment Effectiveness Date).

     "Transactions" means the execution, delivery and performance by each Loan Party of the Loan Documents to which it is to be a party, the borrowing of Loans and the use of the proceeds thereof.

     "Unrestricted Subordinated Debt" means Indebtedness owed by Level 3 or a Restricted Subsidiary to an Unrestricted Subsidiary (but only for so long as such Indebtedness remains owed to and held by an Unrestricted Subsidiary) provided that such Indebtedness is subordinated to the Obligations on terms and conditions acceptable to the Administrative Agent.

     "Unrestricted Subsidiary" means any Subsidiary of Level 3 that is not engaged in the United States in, and does not own Capital Stock in any Person (other than RCN Corporation, Commonwealth Telephone Enterprises, Inc. or any Colocation Subsidiary designated as an Unrestricted Subsidiary) engaged in the United States in any Telecommunications Business and (i) is listed on
Schedule 6.13 or (ii) has been designated as an Unrestricted Subsidiary by Level 3 pursuant to and in compliance with Section 6.13; provided, however, that
(i) a Colocation Subsidiary may be designated as an Unrestricted  Subsidiary and
(ii) none of the following shall be an Unrestricted Subsidiary: any Borrower, PKS Information Services, Inc. ("PKS"), Level 3 Communications LLC, Equipment Co. II, XCOM Technologies, Inc., GeoNet Communications, Inc., Level 3 International Services, Inc., Level 3 Communications Canada Co., Level 3 International, Inc., the subsidiaries of all the foregoing (except PKS) and any subsequently acquired or organized subsidiary of Level 3 (other than a Colocation Subsidiary) engaged in any Telecommunications Businesses in the United States. Finance shall at all times remain an Unrestricted Subsidiary. No Unrestricted Subsidiary may own any Capital Stock of a Restricted Subsidiary.

     "Whitney" shall have the meaning assigned thereto in Section 6.05(g).

     "Wholly Owned subsidiary" of any Person shall mean a subsidiary of such Person of which securities or other ownership interests (except for directors' qualifying shares and other de minimis amounts of outstanding securities or ownership interests) representing 100% of the ordinary voting power and 100% of equity or 100% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by such

Person or one or more Wholly Owned subsidiaries of such Person or by such Person and one or more Wholly Owned subsidiaries of such Person.

     "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

     SECTION 1.04. Accounting Terms; GAAP. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that if Level 3 notifies the Administrative Agent that Level 3 requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Amendment Effectiveness Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Level 3 that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

     (b) Notwithstanding any other provision hereof, the assets, liabilities, revenues, costs, expenses, charges and gains directly attributable to the Toll Road Business shall be excluded for all purposes hereof in the preparation of combined financial statements for Level 3 and the Subsidiaries. Any reference herein to GAAP shall be deemed to refer to GAAP as modified by the foregoing procedures. Accordingly, compliance with the requirements of Section 5.01 and compliance or noncompliance with the requirements of Section 4.01(c) and the financial covenants in Article VI will be based on combined financial statements prepared to exclude the Toll Road Business in accordance with the foregoing. For purposes of this Agreement, any investment in or loan or advance to the Toll Road Business after the Amendment Effectiveness Date funded other than out of the cash flows attributable to such business will be treated as and deemed to be an Investment in an Unrestricted Subsidiary.

                                   ARTICLE II

                                   The Credits

     SECTION 2.01. Commitments. The Lenders made (a) the Tranche A Term Loans to BTE pursuant to the Tranche A Commitments, (b) the Tranche B Term Loans to BTE pursuant to the Tranche B Commitments and (c) the Tranche C Term Loans to BTE pursuant to the Tranche C Commitments. Subject to the terms and conditions set forth herein (including, without limitation, those set forth in Section 4.01 hereof), each Lender agrees to make Revolving Loans to the RC Borrowers from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender's Revolving Exposure exceeding such Lender's Revolving Commitment. The obligations of the RC Borrowers under the Revolving Facility will be on a joint and several basis. Within the foregoing limits and subject to the terms and conditions set forth herein, the RC Borrowers may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed.

     SECTION 2.02. Loans and Borrowings.  (a)  Each Loan (other than a Swingline
Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the

Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Subject to Section 2.14, each Revolving Borrowing and Term Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrowers may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrowers to repay such Loan in accordance with the terms of this Agreement.

     (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by
Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 20 Eurodollar Borrowings outstanding.

     (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date, Tranche A Maturity Date, Tranche B Maturity Date or Tranche C Maturity Date, as applicable.

     SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, a Borrower (or Level 3 on behalf of a Borrower) shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the applicable Borrower (or by Level 3 on its behalf).

Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

          (i) whether the requested Borrowing is to be a Revolving Borrowing, Tranche A Term Borrowing or Tranche B Term Borrowing;

          (ii) the aggregate amount of such Borrowing;

          (iii) the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the relevant Borrower and the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing. The Tranche C Lenders shall make the Tranche C Term Loan to BTE on March 28, 2001 (or such earlier date as BTE may request and the Administrative Agent, in its sole discretion, may approve) as an ABR Borrowing and shall deposit the proceeds thereof to the account of BTE at Milestone Capital.

     SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the RC Borrowers from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in
(i) the aggregate principal amount of outstanding Swingline Loans exceeding $50,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein (including those set forth in Section 4.01(c)), the RC Borrowers may borrow, prepay and reborrow Swingline Loans.

     (b) To request a Swingline Loan, an RC Borrower (or Level 3 on its behalf) shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from an RC Borrower. The Swingline Lender shall make each Swingline Loan available to the requesting Borrower by means of a credit to the general deposit account of such Borrower with the Swingline Lender (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing
Bank) by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

     (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the relevant Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from an RC Borrower (or other party on behalf of such Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve any RC Borrower of any default in the payment thereof.

     SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, each of the RC Borrowers may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by an RC Borrower to, or entered into by an RC Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. Such terms and conditions of any such application or other agreement shall not, in any event, contain any operating covenants or restrictions, provide for any collateral not provided under the Loan Documents or Finance Documents or provide for the imposition of any fees (other than customary charges).

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), an RC Borrower (or Level 3 on its behalf) shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the applicable Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the RC Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $50,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date.

     (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the RC Borrowers on the date due as provided in paragraph
(e) of this Section, or of any reimbursement payment required to be refunded to the Borrowers for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the RC Borrowers shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the relevant Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the relevant Borrower prior to such time on such date, then not later than 12:00 noon, New York City time, on
(i) the Business Day that such Borrower receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than $10,000,000, the Borrower may, subject to the conditions to borrowing set forth herein (including those set forth in Section 4.01(c)), request in accordance with Section 2.03 or
2.04 that such payment be financed with an ABR Revolving Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, such Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing or Swingline Loan. If such Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the amount of the unreimbursed LC Disbursement and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the unreimbursed LC Disbursement, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from a Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the RC Borrowers of their obligation to reimburse such LC Disbursement.

     (f) Obligations Absolute. The RC Borrowers' obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the RC Borrowers' obligations hereunder. Neither the Administrative Agent, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the RC Borrowers to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the RC Borrowers to the extent permitted by applicable law) suffered by the RC Borrowers that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the relevant Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse the Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement.

     (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the RC Borrowers shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the RC Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the RC Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.14(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Lender to the extent of such payment.

     (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among Level 3, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the RC Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to
Section 2.14(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that Level 3 receives notice from the Administrative Agent upon the instructions of the Required Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with LC Exposures representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the RC Borrowers shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to Level 3 or any RC Borrower described in clause (h) or (i) of
Article VII. Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the RC Borrowers under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits in readily marketable Permitted Investments maturing in not more than 60 days, which Permitted Investments shall be made at the direction of Level 3 and at the RC Borrowers' risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the RC Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrowers (including BTE) under this Agreement. If an RC Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the RC Borrower within three Business Days after all Events of Default have been cured or waived.

     SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the appropriate Borrower by promptly (but in no event later than 2:00 p.m., New York City time) crediting the amounts so received, in like funds, to an account of such Borrower maintained with the Administrative Agent in New York City and designated in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the Issuing Bank.

     (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the appropriate Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the relevant Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing and Term Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, a Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrowers may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

     (b) To make an election pursuant to this Section, the applicable Borrower (or Level 3 on its behalf) shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the applicable Borrower (or Level 3 on its behalf).

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the requesting Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If a Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrowers, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar

Borrowing (except for a Eurodollar Borrowing with an Interest Period of one month) and (ii) unless repaid, each Eurodollar Borrowing shall be either
(x) converted to an ABR Borrowing or (y) continued as a Eurodollar Borrowing with an Interest Period of one month at the end of the Interest Period applicable thereto.

     SECTION  2.08.  Termination  and  Reduction  of  Commitments.   (a)  Unless
previously   terminated, the   Revolving  Commitments  shall  terminate  on  the
Revolving Maturity Date.

     (b) Level 3 may at any time terminate, or from time to time reduce, the Commitments of any Class; provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000, (ii) the Revolving Commitments may not be terminated or reduced unless all Term Loans have been paid in full and all commitments to make Term Loans have expired or been terminated and (iii) Level 3 shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.11, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

     (c) Level 3 shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by Level 3 pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by Level 3 may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by Level 3 (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

     SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) The RC Borrowers hereby jointly and severally unconditionally promise to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date,
(ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least five Business Days after such Swingline Loan is made; provided that on each date that a Revolving

Borrowing is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

     (e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the relevant Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns). Any such notes will be in the forms required hereunder immediately prior to the amendment and restatement hereof on the Amendment Effectiveness Date.

     SECTION 2.10. Automatic Revolving Commitment Reductions; Amortization of Term Loans. (a) The aggregate amount of the Lenders' Revolving Commitments shall automatically and permanently reduce in 10 consecutive quarterly reductions commencing on March 31, 2005 and an eleventh and final reduction on the Revolving Maturity Date, in each case in the amount set forth opposite such reduction below:

                               Reduction                             Amount
             March 31, 2005                                        $7,000,000
             June 30, 2005                                         $7,000,000
             September 30, 2005                                    $7,000,000
             December 31, 2005                                     $7,750,000
             March 31, 2006                                        $7,750,000
             June 30, 2006                                         $7,750,000
             September 30, 2006                                    $7,750,000
             December 31, 2006                                    $11,250,000
             March 31, 2007                                       $11,250,000
             June 30, 2007                                        $25,500,000
             Revolving Maturity Date                              $50,000,000

     (b) Any reduction of the Revolving Commitments (other than those pursuant to paragraph (a)) shall be applied to reduce the subsequent scheduled reductions of the Revolving Commitments to be made pursuant to this Section ratably.

     (c) Subject to adjustment pursuant to paragraph (g) of this Section, BTE shall repay Tranche A Term Borrowings in 14 consecutive payments commencing on March 31, 2004 and a fifteenth and final payment in the Tranche A Maturity Date in the aggregate principal amount set forth opposite such payment below:

                                Payment                              Amount
             March 31, 2004                                       $ 9,000,000
             June 30, 2004                                        $ 9,000,000
             September 30, 2004                                   $ 9,000,000
             December 31, 2004                                    $ 9,000,000
             March 31, 2005                                       $28,125,000
             June 30, 2005                                        $28,125,000

                                Payment                              Amount

             September 30, 2005                                   $28,125,000
             December 31, 2005                                    $28,125,000
             March 31, 2006                                       $33,750,000
             June 30, 2006                                        $33,750,000
             September 30, 2006                                   $33,750,000
             December 31, 2006                                    $33,750,000
             March 31, 2007                                       $54,000,000
             June 30, 2007                                        $54,000,000
             Tranche A Maturity Date                              $58,500,000

     (d) Subject to adjustment pursuant to paragraph (g) of this Section, BTE shall repay Tranche B Term Borrowings in 15 consecutive quarterly payments commencing on March 31, 2004 and a sixteenth and final payment on the Tranche B Maturity Date in the aggregate principal amount set forth opposite such date:

                                Payment                              Amount

             March 31, 2004                                           $ 687,500
             June 30, 2004                                            $ 687,500
             September 30, 2004                                       $ 687,500
             December 31, 2004                                        $ 687,500
             March 31, 2005                                           $ 687,500
             June 30, 2005                                            $ 687,500
             September 30, 2005                                       $ 687,500
             December 31, 2005                                        $ 687,500
             March 31, 2006                                           $ 687,500
             June 30, 2006                                            $ 687,500

                                 Payment                              Amount

             September 30, 2006                                       $ 687,500
             December 31, 2006                                        $ 687,500
             March 31, 2007                                         $66,687,500
             June 30, 2007                                          $66,687,500
             September 30, 2007                                     $66,687,500
             January 15, 2008                                       $66,687,500

     (e) BTE shall repay Tranche C Term Borrowings in 15 consecutive quarterly payments commencing on March 31, 2004 and a sixteenth and final payment on the Tranche C Maturity Date in the aggregate principal amount set forth opposite such date:

                                Payment                               Amount
             March 31, 2004                                         $ 1,000,000
             June 30, 2004                                          $ 1,000,000
             September 30, 2004                                     $ 1,000,000
             December 31, 2004                                      $ 1,000,000
             March 31, 2005                                         $ 1,000,000
             June 30, 2005                                          $ 1,000,000
             September 30, 2005                                     $ 1,000,000
             December 31, 2005                                      $ 1,000,000
             March 31, 2006                                         $ 1,000,000
             June 30, 2006                                          $ 1,000,000
             September 30, 2006                                     $ 1,000,000
             December 31, 2006                                      $ 1,000,000
             March 31, 2007                                         $97,000,000

                                Payment                              Amount
             June 30, 2007                                          $97,000,000
             September 30, 2007                                     $97,000,000
             January 30, 2008                                       $97,000,000

     (f) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date, (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date and (iii) all Tranche C Term Loans shall be due and payable on the Tranche C Maturity Date.

     (g) Any prepayment of a Term Borrowing of any Class shall be applied to reduce the subsequent scheduled repayments of the Term Borrowings of such Class to be made pursuant to this Section ratably, other than prepayments of Term
Borrowings under Section 2.11(b)(ii) which shall be applied to reduce the subsequent scheduled repayments of the affected Term Borrowings to made pursuant to this Section in the direct order of maturity.

     (h) Prior to any repayment of any Term Borrowings of any Class hereunder, the relevant Borrowers shall select the Borrowing or Borrowings of the applicable Class to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 1:00 p.m., New York City time, three Business Days before the scheduled date of such repayment; provided that each repayment of Term Borrowings of either Class shall be applied to repay any outstanding ABR Term Borrowings of such Class before any other Borrowings of such Class. Each repayment of a Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

     SECTION 2.11. Prepayment of Loans. (a) The Borrowers shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to the requirements of this Section.

          (b) (i) In the event and on each occasion that any Net Proceeds are received by or on behalf of Level 3, any Borrower or any Restricted Subsidiary in respect of any Prepayment Event, the Equipment Borrowers (or Level 3 on behalf of the Equipment Borrowers) and Level 3 shall, immediately after such Net Proceeds are received, prepay Term Borrowings and Incremental Borrowings, if any, in an aggregate amount equal to such Net Proceeds.

          (ii) In the event and on each occasion that any payment described under Section 6.08(b)(5) is made in an amount in excess of the amount available in the Debt Repurchases Basket prior to giving effect thereto, the Equipment Borrowers (or Level 3 on behalf of the Equipment Borrowers) and Level 3 shall prepay Term Borrowings and Incremental Borrowings, if any, in an aggregate amount equal to the amount of such excess on the last day of the fiscal quarter in which such payment is made; provided that if the amount of such payment when taken together with the aggregate amount of all other such payments in respect of which a prepayment of Term Borrowings and Incremental Borrowings has not at such time yet been made under this clause (ii) (the "Cumulative Amount") is greater than $20,000,000, Level 3 shall prepay Term Borrowings and Incremental Borrowings, if any, in an aggregate amount equal to the Cumulative Amount not later than the day on which such payment is made.

     (c) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2003, the Borrower shall prepay Term Borrowings and Incremental Borrowings, if any, in an aggregate amount equal to 50% of Excess Cash Flow for such fiscal year; provided, however, that no prepayment pursuant to this paragraph (c) shall be required on and after the first date that the Leverage Ratio is less than 5.0 to 1.0 at the end of two consecutive fiscal quarters. Each prepayment pursuant to this paragraph shall be made on or before the date on which financial statements are delivered pursuant to Section 5.01 with respect to the fiscal year for which Excess Cash Flow is being calculated (and in any event within 120 days after the end of such fiscal year).

     (d) Prior to any optional or mandatory prepayment of Borrowings hereunder, the relevant Borrower (or Level 3 on its behalf) shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section; provided that each prepayment of Borrowings of any Class shall be applied to prepay ABR Borrowings of such Class before any other Borrowings of such Class. In the event of any optional or mandatory prepayment of Term Borrowings or Incremental Borrowings made at a time when Term Borrowings and Incremental Borrowings of more than one Class remain outstanding, the relevant Borrowers shall select Term Borrowings and Incremental Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between the Tranche A Term Borrowings, Tranche B Term Borrowings, Tranche C Term Borrowings and Incremental Borrowings pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class; provided that (i) in the case of mandatory prepayments, only Tranche A Term Borrowings, Tranche B Term Borrowings and Tranche C Term Borrowings will be subject to prepayment, and (ii) any Tranche B Lender and Tranche C Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans or Tranche C Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans or Tranche C Loans but was so declined shall be applied to prepay Tranche A Term Borrowings. No optional prepayments of Revolving Loans may be made (other than optional prepayments of Revolving Loans without a corresponding reduction in Revolving Commitments) unless all Term Loans have been paid in full and all commitments to make Term Loans have expired or been terminated.

     (e) The relevant Borrower (or Level 3 on its behalf) shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 1:00 p.m., New York City time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 1:00 p.m., New York City time, one Business Day before the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, New York City time, on the date of prepayment; provided that in the case of any prepayment of a Cumulative Amount under Section 2.11(b)(ii) above, such notice need only be given at the time the prepayment is made. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with
Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by
Section 2.14.

     (f) If on the date of any Revolving Borrowing the Pro Forma Fixed Charge Ratio was less than 1.00, and the Borrowers shall not on such date be subject to the requirements of this paragraph due to the making of a prior Revolving Borrowing at a time when the Pro Forma Fixed Charge Ratio was less than 1.00, the Borrowers shall prepay Revolving Loans so that there shall be no Revolving Loans or Swingline Loans outstanding for a period of not less than 90 consecutive days during each of the 12-month periods commencing on the date of such Borrowing and on each anniversary of such date; provided that such prepayment requirement shall cease to apply on the first date after such Borrowing on which the Pro Forma Fixed Charge Ratio is equal to or greater than 1.00.

     SECTION 2.12.  Tranche B Facility and Tranche C  Facility  Prepayment Fees.
(a) Voluntary and mandatory payments or prepayments of Tranche B Term Loans and repayments of Tranche B Term Loans as a result of acceleration upon an Event of Default consisting of the occurrence of a Change in Control, in each case made prior to the second anniversary of the Third Amendment Effective Date, shall be accompanied by payment of a prepayment fee as follows:

     (A) if such prepayment or repayment is made on or before the first anniversary of the Third Amendment Effective Date, a fee equal to 2% of the amount or such prepayment or repayment; and

     (B) if such prepayment or repayment is made after the first anniversary but on or before the second anniversary of the Third Amendment Effective Date, a fee equal to 1% of the amount of such prepayment or repayment.

     (b) Voluntary and mandatory payments or prepayments of Tranche C Term Loans and repayments of Tranche C Term Loans as a result of acceleration upon an Event of Default consisting of the occurrence of a Change in Control, in each case made prior to the third anniversary of the Third Amendment Effective Date, shall be accompanied by payment of a prepayment fee as follows:

     (A) if such prepayment or repayment is made on or before the first anniversary of the Third Amendment Effective Date, a fee equal to 3% of the amount or such prepayment or repayment;

     (B) if such prepayment or repayment is made after the first anniversary but on or before the second anniversary of the Third Amendment Effective Date, a fee equal to 2% of the amount of such prepayment or repayment; and

     (C) if such prepayment or repayment is made after the second anniversary but on or before the third anniversary of the Third Amendment Effective Date, a fee equal to 1% of the amount of such prepayment or repayment.

     SECTION 2.13. Fees. (a) BTE, in the case of the Tranche A Commitments and the Tranche B Commitments, and the RC Borrowers, jointly and severally, in the case of the Revolving Commitments, agree to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Commitment Fee Rate on the daily unused amount of each Commitment of such Lender during the period from and including the date hereof to but excluding the date on which such Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the relevant Commitment terminates, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

     (b) The RC Borrowers, jointly and severally, agree to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Revolving Loans on the daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between Level 3 and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (c) Level 3 and the Borrowers agree to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon with the Administrative Agent.

     (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

     SECTION 2.14. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate.

     (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

     (c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

     (d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (e) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate

Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.15. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to Level 3 and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies Level 3 and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

     SECTION 2.16. Increased Costs. (a) If any Lender shall give notice to the Administrative Agent and Level 3 at any time to the effect that Eurocurrency Reserve Requirements are, or are scheduled to become, effective and that such Lender is or will be generally subject to such Eurocurrency Reserve Requirements as a result of which such Lender will incur additional costs, then such Lender shall, for each day from the later of the date of such notice and the date on which such Eurocurrency Reserve Requirements become effective, be entitled to additional interest on each Eurodollar Loan made by it at a rate per annum determined for such day (rounded upward to the nearest 100th of 1%) equal to the remainder obtained by subtracting (i) the LIBO Rate for such Eurodollar Loan from (ii) the rate obtained by dividing such LIBO Rate by a percentage equal to 100% minus the then-applicable Eurocurrency Reserve Requirements. Such additional interest will be payable in arrears to the Administrative Agent, for the account of such Lender, on each Interest Payment Date relating to such Eurodollar Loan and on any other date when interest is required to be paid hereunder with respect to such Loan. Any Lender which gives a notice under this paragraph (a) shall promptly withdraw such notice (by written notice of withdrawal given to the Administrative

Agent and Level 3) in the event Eurocurrency Reserve Requirements cease to apply to it or the circumstances giving rise to such notice otherwise cease to exist.

     (b) If any Change in Law shall:

               (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any Eurocurrency Reserve Requirement) or the Issuing Bank; or

               (ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then Level 3 and the Borrowers or the Incremental Borrower, as the case may be, will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. This
Section 2.16(b) shall not apply to any additional costs or reductions relating to Taxes, which are governed by Section 2.18.

     (c) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time Level 3 and the Borrowers or the Incremental Borrower, as the case may be, will pay to such Lender such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

     (d) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to Level 3 and shall be conclusive absent manifest error. Level 3 and the Borrowers, as the case may be shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

     (e) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that Level 3 and the Borrowers shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies Level 3 of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

     SECTION 2.17. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(g) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by Level 3 pursuant to
Section 2.19, then, in any such event, Level 3 and the relevant Borrower, as applicable, shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed not to include any lost profit (including loss of Applicable Margin) and shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that is or would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such
Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to Level 3 and shall be conclusive absent manifest error. Level 3 or the relevant Borrower, as applicable, shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.18. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document or Finance Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if a Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or Issuing Bank (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and
(iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, each Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) Level 3 and the relevant Borrowers, as applicable, shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower hereunder or under any other Loan Document or Finance Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Level 3 or the relevant Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent reasonably satisfactory evidence of such payment or the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment; provided however in no case shall such Borrower be required to deliver documentation not normally issued by such Governmental Authority.

     (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrowers are located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to Level 3 (with a copy to the Administrative
Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by Level 3 as will permit such payments to be made without withholding or at a reduced rate.

     SECTION 2.19. Payments Generally; Pro Rata Treatment;  Sharing of Set-offs.
(a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.16,
2.17 or 2.18, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.16, 2.17, 2.18 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (to the extent determinable, to the Obligations of the Loan Party or Loan Parties providing such funds) (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving

Loans, Term Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by Level 3 or any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to Level 3 or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation in an obligation owed by it pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

     (d) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.19(d) or 9.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such

Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.20. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.16, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16 or 2.18, as the case may be, in the future and
(ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Level 3 and the Borrowers, as applicable, hereby agree to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) If any Lender requests compensation under Section 2.16 (other than paragraph (a) of such Section), or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, if any Lender defaults in its obligation to fund Loans hereunder or under the circumstances contemplated by Section 9.02(c), then Level 3 may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) Level 3 shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or Level 3 or a Borrower, as applicable (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to
Section 2.18, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Level 3 to require such assignment and delegation cease to apply.

     SECTION 2.21. Incremental Facility. (a) Notwithstanding any other provision of this Agreement, no Incremental Loan shall be requested or made at any time on or after the Amendment Effectiveness Date without the prior written consent of each Lender.

     (b) At any time prior to the Tranche B Maturity Date, Level 3 may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders), request the addition of a new tranche of Term Loans (all such Term Loans, collectively, the "Incremental Loans") provided, however, that both at the time of any such request and after giving effect to any such Incremental Loans (i) no Default shall exist, (ii) Level 3 and the Borrowers shall be in pro forma compliance with each financial covenant and (iii) if BTE is the Borrower of the Incremental Loans, the ratio of BTE Total Debt to BTE's Total Gross Assets, on a pro forma stand-alone basis (after giving effect to the Incremental Loans and the use of Proceeds thereof) shall not exceed .65 to 1.0. The Incremental Loans (i) shall be in an aggregate principal amount not in excess of $975,000,000, (ii) shall, if BTE is the Borrower of the Incremental Loans, rank pari passu in right of payment and of security with the Term Loans,
(iii) shall mature no sooner than, and have a longer average weighted life than, the Tranche B Term Loans, (iv) will not amortize (other than nominal amortization customary in the institutional loan market) and will not mature earlier than ten years from the date hereof, (v) shall not be available unless the Tranche A Commitments and Tranche B Commitments have been fully utilized and
(vi) shall otherwise be treated no more favorably than the Tranche B Term Loans (including with respect to mandatory and voluntary prepayments); provided that
(i) an amount not in excess of $150,000,000 in principal amount of the Incremental Loans may mature on the Tranche A Maturity Date (and amortize on a pro rata basis with the then remaining Tranche A Loans prior to such date),
(ii) an amount equal to not more than the excess of $225,000,000 over the amount of Incremental Loans, if any, maturing as set forth in clause (i) may mature on the Tranche B Maturity Date (and amortize on a pro rata basis with the then remaining Tranche B Loans prior to such date), and (iii) the terms and conditions applicable to the Incremental Loans may provide for additional or different financial or other covenants applicable only during periods after the Tranche B Maturity Date. Such notice shall set forth the requested amount of Incremental Loans (which amount shall not exceed $975,000,000). Level 3 currently intends to offer each existing Lender the opportunity to offer a commitment to provide Incremental Loans; provided, however, no existing Lender will be obligated to subscribe for any portion of such commitments. In the event that existing Lenders provide commitments in an aggregate amount less than the total amount of the Incremental Loans requested by Level 3, Level 3 shall arrange for one or more banks, other financial institutions or vendors of telecommunications equipment (any such bank, other financial institution or vendor being called an "Additional Lender") to extend commitments to provide Incremental Loans in an aggregate amount equal to the unsubscribed amount, provided that each Additional Lender that is not a vendor of telecommunication equipment shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld). Commitments in respect of Incremental Loans shall become Commitments under this Agreement pursuant to an Incremental Facility Amendment to this Agreement and, as appropriate, the other Loan Documents, executed by each of the Borrowers, each Lender agreeing to provide such Commitment, if any, each Additional Lender, if any, and the Administrative Agent. The Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents (including, if the Incremental Loans are borrowed by Equipment Co. II as contemplated by clause (c) below, execution of additional ancillary documents) as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section. The effectiveness of any Incremental Facility Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in
Section 4.02.

     (c) All or any portion of the Incremental Facilities may be borrowed, at Level 3's option, by BTE or by a Wholly Owned newly formed special purpose equipment Subsidiary ("Equipment Co. II"). In the latter case, the Incremental Facilities lenders to Equipment Co. II will be secured only by the Telecommunications Assets financed in whole or part with the proceeds of the Incremental Loans made to Equipment Co. II.

                                   ARTICLE III

                         Representations and Warranties

     Each of Level 3 and each of the Borrowers represents and warrants to the Lenders that:

     SECTION 3.01. Organization; Powers. Each of Level 3 and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

     SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party's powers and have been duly authorized by all necessary corporate or other action and, if required, stockholder or member action. This Agreement has been duly executed and delivered by Level 3 and each of the Borrowers and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Level 3, such Borrowers or such Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, filings necessary to perfect Liens created under the Loan Documents and, in the case of Borrowings by any Person, the approvals listed on Schedule 3.03, (b) will not violate any applicable law or regulation of a type typically applicable to transactions of the type contemplated by the Transactions or the charter, by-laws or other organizational documents of Level 3 or any of the Subsidiaries or any material order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon Level 3 or any of the Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by Level 3 or any of the Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of Level 3 or any of the Restricted Subsidiaries, except Liens created under the Loan Documents.

     SECTION 3.04. Financial Condition; No Material Adverse Change. (a) Level 3 has heretofore furnished to the Lenders (i) its consolidated balance sheet and statements of income, stockholders equity and cash flows as of and for the fiscal year ended December 31, 2001, reported on by Arthur Andersen LLP, independent public accountants, and (ii) the combined balance sheet and statements of income and cash flows of Level 3 and the Restricted Subsidiaries as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2002, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Level 3 and its consolidated Subsidiaries or Level 3 and its combined Restricted Subsidiaries, as the case may be, as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

     (b) Except as disclosed in the financial statements referred to above or the notes thereto, in Level 3's Form 10-K for the year ended December 31, 2001, or in the filings with the Securities and Exchange Commission set forth on
Schedule 1 to the Amendment Agreement and except for the Disclosed Matters, after giving effect to the Transactions, none of Level 3 or the Restricted Subsidiaries has, as of the Amendment Effectiveness Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

     (c) Since December 31, 1998, there has been no material adverse change in the business, assets, operations or condition, financial or otherwise, of Level 3 and the Restricted Subsidiaries, taken as a whole. It is understood and agreed that no such material adverse change shall be deemed to have occurred during the period extending from December 31, 1998, to June 30, 2002. In addition, it is understood and agreed that the effect of the December 31, 2001, impairment charges and impairment charges based solely on general economic or industry conditions taken under SFAS 144 subsequent to such date shall be excluded from any determination of whether such a material adverse change shall have occurred as of any date of determination.

     SECTION 3.05. Properties. (a) Each of Level 3 and the Restricted Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business (including its Mortgaged Properties), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

     (b) Each of Level 3 and the Restricted Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Level 3 and the Restricted Subsidiaries to the knowledge of Level 3 does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     (c) Schedule 3.05 sets forth the address of each real property that is owned or leased by Level 3 or any of the Restricted Subsidiaries as of the Amendment Effectiveness Date after giving effect to the Transactions.

     (d) As of the Amendment Effectiveness Date, neither Level 3 nor any of the Restricted Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any Mortgaged Property or any sale or disposition thereof in lieu of condemnation. Neither any Mortgaged Property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such Mortgaged Property or interest therein.

     SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental
Authority pending against or, to the knowledge of Level 3 or any Borrower, threatened against or affecting Level 3 or any of the Restricted Subsidiaries
(i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

     (b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither Level 3 nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability,
(iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

     (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

     SECTION 3.07. Compliance with Laws and Agreements. Each of Level 3 and the Restricted Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

     SECTION 3.08. Investment and Holding Company Status. Neither Level 3 nor any of the Loan Parties is (a) an "investment company" or is controlled by an entity that is an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" or is controlled by an entity that is a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

     SECTION 3.09. Taxes. Each of Level 3 and the Subsidiaries has timely filed or caused to be filed all tax returns and reports required to have been filed and has paid or caused to be paid all taxes required to have been paid by it, except (a) taxes that are being contested in good faith by appropriate proceedings and for which Level 3 or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards

No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

     SECTION 3.11. Disclosure. Level 3 has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which Level 3 or any of the Restricted Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished on or after January 1, 2002, by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of the Amendment Agreement, this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) after January 1, 2002, when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Level 3 and the Borrowers represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

     SECTION 3.12. Subsidiaries. Schedule 3.12 sets forth the name of, and the ownership interest of Level 3 in, each Subsidiary and identifies each Subsidiary that is a Subsidiary Loan Party, in each case as of the Amendment Effectiveness Date. Level 3 believes that the insurance maintained by or on behalf of Level 3 and the Restricted Subsidiaries is adequate.

     SECTION 3.13. Insurance. Schedule 3.13 sets forth a description of all insurance maintained by or on behalf of Level 3 and the Restricted Subsidiaries as of the Amendment Effectiveness Date. As of the Amendment Effectiveness Date, all premiums in respect of such insurance have been paid to the extent due.

     SECTION 3.14. Labor Matters. As of the Amendment Effectiveness Date, there are no material strikes, lockouts or slowdowns against Level 3 or any Restricted Subsidiary pending or, to the knowledge of Level 3 or the Borrowers, threatened. The hours worked by and payments made to employees of Level 3 and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. All payments due from Level 3 or any Restricted Subsidiary, or for which any claim may be made against Level 3 or any Restricted Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Level 3 or such Restricted Subsidiary except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Level 3 or any Restricted Subsidiary is bound.

     SECTION 3.15. Intellectual Property. Each of Level 3 and its Restricted Subsidiaries owns, or is licensed to use, all intellectual property that is necessary for the conduct of its business as currently conducted except for any failure to so own or license intellectual property which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted to the knowledge of Level 3 and is pending against Level 3 or any Restricted Subsidiary challenging or questioning the use of any intellectual property by it or the validity or effectiveness of any intellectual property used by it, except for any claims, which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
The use of intellectual property by Level 3 or any Restricted Subsidiary does not to the knowledge of Level 3 infringe on the rights of any person in any material respect and in any manner which could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.16. [omitted]

     SECTION 3.17. Security Interests. (a) When executed and delivered, the Shared Collateral Pledge Agreement will be effective to create in favor of the Agent for the ratable benefit of the Shared Collateral Secured Parties a valid and enforceable security interest in the Collateral (as defined in the Shared Collateral Pledge Agreement) and, when the portion of the Shared Collateral constituting certificated securities (as defined in the Uniform Commercial Code) is delivered to the Administrative Agent thereunder together with instruments of transfer duly endorsed in blank, the Shared Collateral Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Shared Collateral, prior and superior in right to any other Person.

     (b) The Shared Collateral Security Agreement and the Term Loan Security Agreement are each effective to create in favor of the Agent for the ratable benefit of the Shared Collateral Secured Parties and the Term Loan Secured Parties, respectively, a valid and enforceable security interest in the
Collateral  (as  defined  in  each  Security   Agreement)  and,
when financing statements in appropriate form are filed in the offices specified in the Perfection Certificate, each Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral, to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, other than the Intellectual Property (as defined in the Security Agreements), in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person to the extent perfection can be obtained by filing Uniform Commercial Code financing statements, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02.

     (c) When each Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the security interest created thereunder shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in such Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Loan Parties after the date hereof).

     (d) The Mortgages are effective to create, subject to the exceptions listed in each title insurance policy covering such Mortgage, in favor of the Agent for the ratable benefit of the Shared Collateral Secured Parties or Term Loan Secured Parties, as the case may be, a legal, valid and enforceable Lien on all of the Loan Parties' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are filed in the offices specified on Schedule 3.17, the Mortgages shall constitute a Lien on, and security interest in, all right, title and interest of the Loan Parties in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than with respect to Permitted Encumbrances.

     SECTION 3.18. Absence of Non-Permitted Obligations. None of the Equipment Borrowers has incurred or assumed, after the Amendment Effectiveness Date, any obligations or liabilities other than as permitted by Section 6.12.

     SECTION 3.19. FCC Compliance. (a) Level 3 and each Restricted Subsidiary are in compliance with the Communications Act except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

     (b) To the knowledge of Level 3, there is no investigation, notice of apparent liability, violation, forfeiture or other order or complaint issued by or before the FCC, or of any other proceedings of or before the FCC, affecting it or any Restricted Subsidiary which could reasonably be expected to have a Material Adverse Effect.

     (c) No event has occurred which (i) results in, or after notice or lapse of time or both would result in, revocation, suspension, adverse modifications, non-renewal, impairment, restriction or termination of, or order of forfeiture with respect to, any License in any respect which could reasonably be expected to have a Material Adverse Effect or (ii) affects or could reasonably be expected in the future to affect any of the rights of Level 3 or any Restricted Subsidiary under any License held by Level 3 or such Subsidiary in any respect which could reasonably be expected to have a Material Adverse Effect.

     (d) Level 3 and each Restricted Subsidiary have duly filed in a timely manner all material filings, reports, applications, documents, instruments and information required to be filed by it under the Communications Act, and all such filings were when made true, correct and complete in all respects except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.


                                   ARTICLE IV

                                   Conditions

     SECTION 4.01. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

               (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable except to the extent that any representation or warranty relates to any earlier date (in which case such representation or warranty shall be correct as of such earlier date).

               (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Finance Event of Default shall have occurred and be continuing.

               (c) In the case of each Revolving Borrowing or Swingline Borrowing after the Amendment Effectiveness Date, (i) the Borrowing is requested to be made on a date on or after the earlier of August 30, 2003, and the first anniversary of the Amendment Effectiveness Date and (ii) as of the requested date of such Borrowing, the Pro Forma Fixed Charge Ratio is not less than 0.75.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Level 3 and the Borrowers on the date thereof as to the matters specified in paragraphs
(a) and (b) (and in the case of each Revolving Borrowing or Swingline Borrowing after the Amendment Effectiveness Date, (c)) of this Section.

                                    ARTICLE V

                              Affirmative Covenants

     Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Level 3 and the Borrowers covenants and agrees with the Lenders that:

     SECTION 5.01. Financial Statements and Other Information. Level 3 will furnish to the Administrative Agent on behalf of the Lenders:

          (a) within 120 days after the end of each fiscal year of Level 3, an audited combined balance sheet of Level 3 and the Subsidiaries (excluding the Toll Road Business) and related statements of operations, and cash flows of Level 3 and the Subsidiaries (excluding the Toll Road Business) as of the end of and for such year, setting forth in each case commencing December 31, 2002, in comparative form the figures for the previous fiscal year, all reported on by KPMG LLC or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such combined financial statements present fairly in all material respects the financial condition and results of operations of Level 3 and its Subsidiaries (excluding the Toll Road Business) on a combined basis in accordance with GAAP consistently applied;

          (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Level 3, a combined balance sheet of Level 3 and the Subsidiaries (excluding the Toll Road Business) and related statements of operations and cash flows of Level 3 and the Subsidiaries (excluding the Toll Road Business) as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Level 3 and its Subsidiaries (excluding the Toll Road Business) on a combined basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of Level 3
     (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.14 (including a reasonably detailed calculation of Combined Adjusted EBITDA, BTE Adjusted Assets and a balance sheet of BTE) and reasonably detailed calculations of the Pro Forma Fixed Charge Ratio after the delivery of such financial statements (including a reasonably detailed calculation of Combined Fixed
     Charges), and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of Level 3's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

          (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

          (e) within 15 days after the end of each month, schedules for each week completed during such month setting forth for Level 3 and each of the Subsidiaries its weekly balances of cash and marketable securities in the form of Permitted Investments; within 30 days after the end of each month, statements from the financial institutions with whom deposits thereof are maintained sufficient to confirm compliance with

     Section 6.14(i) as of the end of such month; and, upon request by the Agent for its monitoring purposes, more frequent information as to balances of cash and marketable securities in the form of Permitted Investments of Level 3 and the Subsidiaries;

          (f) within 10 Business Days after approval thereof by the board of directors of Level 3, a budget of Level 3 and the Subsidiaries (excluding the Toll Road Business) for each fiscal year and, to the extent all relevant internal approvals have been obtained, any significant revisions of such budget;

          (g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Level 3 or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by Level 3 to its shareholders generally, as the case may be; and

          (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Level 3 or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender may reasonably request.

     SECTION 5.02. Notices of Material Events. Level 3 and the Borrowers will furnish to the Administrative Agent and each Lender prompt written notice of the following:

          (a) the occurrence of any Default;

          (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting
     Level 3, the Borrowers or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and

          (c) any other development, including any ERISA Event, that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of Level 3 setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

     SECTION 5.03. Information Regarding Collateral. (a) Level 3 and the Borrowers will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party's corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party's chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in any Loan Party's identity or corporate structure or (iv) in any Loan Party's Federal Taxpayer Identification Number. Each of Level 3 and the Borrowers agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Each of Level 3 and the Borrowers also agrees promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

     (b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, Level 3 shall deliver to the Agent a certificate of a Financial Officer and the general counsel or assistant general counsel of Level 3 (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Amendment Effectiveness Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the applicable Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

     SECTION 5.04. Existence; Conduct of Business. Each of Level 3 and the Borrowers will, and will cause each of the Restricted Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

     SECTION 5.05. Payment of Taxes. Level 3 will, and will cause each of the Restricted Subsidiaries to, pay its material Tax obligations, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) Level 3 or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.06. Maintenance of Properties. Level 3 will, and will cause each of the Restricted Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

     SECTION 5.07. Insurance. Level 3 will, and will cause each of the Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies (a) insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses and (b) all insurance required to be maintained pursuant to the Security
Documents. Level 3 will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

     SECTION 5.08. Casualty and Condemnation. Level 3 (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any Collateral or the commencement of any action or proceeding for the taking of any Collateral or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

     SECTION 5.09. Books and Records; Inspection and Audit Rights. Each of Level 3 and the Borrowers will, and will cause each of the Restricted Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Level 3 and the Borrowers will, and will cause each of the Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

     SECTION 5.10. Compliance with Laws. Each of Level 3 and the Borrowers will, and will cause each of the Restricted Subsidiaries to, comply with all laws (including the Communication Act), rules, regulations and orders of any Governmental Authority applicable to it or its property (including obligations under Licenses), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

     SECTION 5.11. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans, together with the proceeds of the Incremental Loans (if borrowed by
BTE), will be used by BTE solely to finance the purchase by BTE of Telecommunications Assets (including Telecommunications Assets owned on the date of this Agreement) which will be held and owned by BTE, pledged to the Collateral Agent for the benefit of the Shared Collateral Secured Parties pursuant to the Shared Collateral Security Agreement or appropriate Mortgages and made available for use by operating Subsidiaries pursuant to the Master Lease Agreement. The proceeds of the Incremental Loans, if borrowed by a Subsidiary of Level 3 other than BTE, shall be used by such Subsidiary solely to finance the purchase of Telecommunications Assets which will be held and owned by such Subsidiary, pledged to the Collateral Agent for the benefit of the Lenders making Incremental Loans, and made available for use by operating Subsidiaries pursuant to a lease agreement substantially similar to the Master Lease Agreement. Term Loans and Incremental Loans may not exceed 100% of the purchase price of the assets being financed with the proceeds thereof. The proceeds of the Revolving Loans and Swingline Loans and the issuance of Letters of Credit will be used by the RC Borrowers only for working capital and general corporate purposes, including the construction, expansion, development or acquisition of Telecommunications Assets and Telecommunications Related Businesses. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations U and X.

     SECTION 5.12. Additional Subsidiaries; Certain Immaterial Subsidiaries. (a) If any additional Domestic Subsidiary (other than an Immaterial Subsidiary) is formed or acquired after the Effective Date, Level 3 will, within five Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent thereof and will, within such five Business Days (or such longer period, not to exceed 30 days, as the Administrative Agent may agree to), cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if it is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

     (b) If any additional Foreign Subsidiary (other than an Immaterial Subsidiary) is formed or acquired after the Effective Date, Level 3 will, within five Business Days after such Subsidiary is formed or acquired, notify the Administrative Agent thereof and will, within 15 days (or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), such longer period, not to exceed 60 days), cause the Collateral and Guarantee

Requirement to be satisfied with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

     (c) If any Person listed on Schedule 4.02 shall have consolidated annual revenues for any four-fiscal-quarter period in excess of $1,000,000 or shall at any time have a book value of total assets in excess of $500,000, Level 3 will, within promptly notify the Administrative Agent thereof and will, within fifteen days (or, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), such longer period, not to exceed 60 days), cause 65% of the outstanding voting Equity Interests and all the outstanding non-voting Equity Interests in such Subsidiary owned by or on behalf of Level 3 or any Subsidiary Loan Party to be pledged pursuant to the Shared Collateral Pledge Agreement and, if such Equity Interests are in certificated form, the Agent shall have received certificates or other instruments representing all such Equity Interests, together with stock powers or other instruments of transfer with respect thereto endorsed in blank.

     SECTION 5.13. Further Assurances. (a) Level 3 will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Loan Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties. Level 3 and the Borrowers also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Loan Documents.

     (b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by Level 3 or any Subsidiary Loan Party after the Effective Date (other than (i) assets constituting Collateral under the Security Agreements that become subject to the Lien of the applicable Security Agreements upon acquisition thereof, (ii) Specified Real Estate or any parcel of real estate which, together with any structures thereon and existing improvements thereto, has a fair market value at the time of acquisition thereof not in excess of $7,000,000 or (iii) assets subject to Liens securing Indebtedness permitted by Sections 6.01 and 6.02), Level 3 will notify the Administrative Agent and the Lenders thereof, and Level 3 will cause such assets to be subjected to a Lien securing the Shared Collateral Secured Obligations and will take, and cause the Subsidiary Loan Parties to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

     (c) If any Telecom Equipment Assets are acquired by Whitney or any of its subsidiaries after the Effective Date (other than assets constituting Collateral under the Security Agreements that become subject to the Lien of the applicable Security Agreement upon acquisition thereof) Level 3 will notify the Administrative Agent and the Lenders thereof and cause such assets to be subject to a Lien securing the Shared Collateral Secured Obligations and will take, and cause Whitney and its subsidiaries to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of Whitney or the Loan Parties.

     SECTION 5.14. Interest Rate Protection. Within 180 days after the Effective Date, Level 3 will enter into, and thereafter will maintain in effect, one or more interest rate protection agreements with Lenders (or Affiliates thereof) or such other parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which (when taken together with other fixed rate indebtedness) shall be to fix or limit the interest cost to Level 3 with respect to at least 30% of the outstanding Combined Total Debt of Level 3 and the Restricted Subsidiaries (including fixed rate indebtedness).

     SECTION 5.15. Support of Equipment Borrowers. Level 3 will indemnify each Equipment Borrower for, and provide each Equipment Borrower with the funds to pay, all costs, expenses, liabilities and losses incurred by such Equipment Borrower under vendor contracts or otherwise to the extent the amount required to be paid in respect thereof exceeds such Equipment Borrower's then available cash.

                                   ARTICLE VI

                               Negative Covenants

     Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, each of Level 3 and the Borrowers covenants and agrees with the Lenders that:

     SECTION 6.01. Indebtedness; Certain Equity Securities. (a) Level 3 and the Borrowers will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Indebtedness or Attributable Debt in respect of sale lease-back transactions, except:

               (i) Indebtedness created under the Loan Documents;

               (ii) Permitted Debt of Level 3, provided that after giving effect to the incurrence thereof, Level 3 is in pro forma compliance with the financial covenants in Sections 6.14(d)-(i);

               (iii) Indebtedness of Level 3 or Restricted Subsidiaries existing on the date hereof and set forth in Schedule 6.01;

               (iv) Indebtedness of Level 3 to any Restricted Subsidiary and of any Restricted Subsidiary (other than an Equipment Borrower) to Level 3 or any other Restricted Subsidiary; provided that Indebtedness of any Restricted Subsidiary that is not a Loan Party to Level 3 or any Subsidiary Loan Party shall be subject to Section 6.05;

               (v) Guarantees by Level 3 or any Restricted Subsidiary (other than any Equipment Borrower) of Indebtedness of any Restricted Subsidiary; provided that Guarantees by Level 3 or any Subsidiary Loan Party of Indebtedness of any Restricted Subsidiary that is not a Loan Party shall be subject to Section 6.05;

               (vi) Indebtedness of Level 3 or any Restricted Subsidiary (other than a Foreign Subsidiary) incurred to finance the acquisition, construction, installation, development or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof; provided that (A) such Indebtedness is incurred prior to or within 270 days after such acquisition or the completion of such construction, installation, development or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (vi), together with the aggregate principal amount of outstanding Incremental Loans and the aggregate amount of Colocation Guarantees permitted by Section 6.01(a)(xiv) in excess of $250,000,000, shall not exceed $3,625,000,000 at any time outstanding;

               (vii) Secured Indebtedness of Level 3 or any Restricted Subsidiary other than an Equipment Borrower (including Attributable Debt in respect of sale lease-back transactions) incurred in connection with the financing of the Specified Real Estate and the London Properties; provided the respective amounts thereof do not exceed the fair market value of the relevant property (exclusive of any Telecommunications Assets that are fixtures thereto) at the time of incurrence of such Indebtedness (as reasonably determined by the chief financial officer of Level 3);

               (viii) pre-existing Indebtedness of any Person that becomes a Restricted Subsidiary; provided that (A) such Indebtedness exists at the time such Person becomes a Restricted Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (B) the Collateral and Guarantee Requirement is satisfied with respect to such Restricted Subsidiary and any Equity Interests or Indebtedness of such Restricted Subsidiary held by any Loan Party;

               (ix) other Indebtedness of Level 3 or any Restricted Subsidiary (other than of Equipment Borrowers and Foreign Subsidiaries), including Attributable Debt in respect of sale lease-back transactions, in an aggregate principal amount for all such Indebtedness outstanding (including any refinancings of such
          Indebtedness) not to exceed at the time of incurrence of any such Indebtedness 5% of Combined Total Assets at the end of the fiscal quarter most recently ended;

               (x) Indebtedness of Level 3 and the Restricted Subsidiaries pursuant to Hedging Agreements entered into to fix the effective rate of interest on the Loans or other Indebtedness, provided such transactions are entered into to hedge actual interest rate exposures and not for the purpose of speculation;

               (xi) Indebtedness incurred to refinance any Indebtedness permitted under clauses (iii), (vi), (vii), (viii) and (ix) of this
          Section 6.01;   provided   that  (a) such   refinancing   Indebtedness
          (i) shall not have a greater outstanding principal amount (except to the extent necessary to pay fees, expenses, underwriting discounts and prepayment premiums in connection therewith), an earlier maturity date or a decreased weighted average life than the Indebtedness refinanced and (ii) shall be subordinated to the Indebtedness created under the Loan Documents to at least the extent of, and shall otherwise be issued on terms no less favorable in any material respect to the Lenders than, the Indebtedness refinanced, (b) the proceeds of such Indebtedness shall be used solely to repay the Indebtedness refinanced thereby and fees, expenses, underwriting discounts and prepayment premiums in connection therewith and (c) such refinancing Indebtedness, if incurred by Level 3, is not Guaranteed by any Restricted Subsidiary;

               (xii) surety and performance bonds incurred in the ordinary course of business not securing Indebtedness for borrowed money;

               (xiii) any Unrestricted Subordinated Debt;

               (xiv) Colocation Guarantees in an aggregate amount not to exceed $250,000,000 at any time outstanding; provided that neither Level 3 nor any Restricted Subsidiary will enter into any Colocation Guarantee unless, in connection therewith, Level 3 or a Restricted Subsidiary obtains the right to conduct, and receive and retain the revenues derived from, the business of providing colocation space and related services to customers at the colocation facilities financed in whole or part with the Indebtedness of a Colocation Subsidiary to which such Colocation Guarantee relates; and; and

               (xv) Indebtedness of Foreign Subsidiaries not in excess of $75,000,000 at any time outstanding.

For purposes of determining  any particular  amount of  Indebtedness  under this
Section 6.01, in the event an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in the above clauses, Level 3, in its sole discretion, may classify such item of Indebtedness and only be required to include the amount and type of such Indebtedness in one of such clauses.

     (b) The Borrowers will not, nor will they permit any Restricted Subsidiary to, issue any preferred stock or be or become liable in respect of any obligation (contingent or otherwise) to purchase, redeem, retire, acquire or make any other payment in respect of any shares of Capital Stock of Level 3, any Borrower or any Restricted Subsidiary or any option, warrant or other right to acquire any such shares of capital stock.

     (c) No Equipment Borrower will incur, assume or permit to exist any Indebtedness except Indebtedness under the Loan Documents.

     SECTION 6.02. Liens. (a) Level 3 and the Borrowers will not, and will not permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

               (i) Liens created under the Loan Documents;

               (ii) Permitted Encumbrances;

               (iii) any Lien on any property or asset of Level 3 or any Restricted Subsidiary existing on the date hereof and set forth in
          Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of Level 3 or any Restricted Subsidiary and
          (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase (except as permitted under Section 6.01(a)(xi)) the outstanding principal amount thereof;

               (iv) any Lien existing on any property or asset prior to the acquisition thereof by Level 3 or any Restricted Subsidiary or on any property or asset of any Person that becomes a Restricted Subsidiary in connection with an acquisition permitted by Section 6.05 hereof after the date hereof which Lien exists prior to the time such Person becomes a Restricted Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be,
          (B) such Lien shall not apply to any other property or assets of Level 3 or any Restricted Subsidiary and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

               (v) Liens, including pursuant to any Capital Lease Obligation, on fixed or capital assets (other than Synergy Sites) acquired, constructed, installed developed or improved by Level 3 or any Restricted Subsidiary; provided that (A) such security interests secure Indebtedness permitted by clause (vi) of Section 6.01(a),
          (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 270 days after such acquisition or the completion of such construction or improvement, installation or development, (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing, installing developing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of Level 3 or any Restricted Subsidiary (it being understood that all indebtedness to any single lender or group of related lenders or outstanding under any single credit facility, and in any case relating to the same group or collection of Telecommunications Assets financed thereby, shall be considered a single purchase money indebtedness, whether drawn at one time or from time to time);

               (vi) Liens on the Specified Real Estate and the London Properties securing indebtedness permitted under clause (vii) of Section 6.01(a) and any refinancings thereof permitted by clause (xi) of
          Section 6.01(a); provided that such Liens do not extend to other properties or assets (other than Telecom Building Fixtures);

               (vii) Liens securing Indebtedness of Level 3 to any Restricted Subsidiary and of any Restricted Subsidiary (other than an Equipment Borrower) to any Subsidiary Loan Party;

               (viii)  Liens on assets  (other  than  Capital  Stock) of Foreign
          Subsidiaries   securing  Indebtedness  of  such  Foreign  Subsidiaries
          permitted under clause (xv) of Section 6.01(a);

               (ix) Liens on any portion of a domestic colocation facility owned or operated by a Colocation Subsidiary and subject to a Colocation Lease by Level 3 or any Restricted Subsidiary to secure obligations of Level 3 or such Restricted Subsidiary under such Colocation Lease; and

               (x) other Liens, including in respect of sale leaseback transactions; provided that neither the aggregate book value of the assets subject to such Liens does not nor the aggregate Indebtedness secured thereby at any time exceeds 2% of Combined Total Assets;

provided, that, notwithstanding the foregoing, Level 3 and the Borrowers will not and will not permit any Restricted Subsidiary to create, incur, assume or permit to exist any Lien (other than Liens permitted by clauses (ii) and (iv) above or, with respect to real estate and Telecom Equipment Assets acquired after the date hereof (other than Synergy Sites with a fair market value not in excess of $7,000,000), clause (v) above) on any real estate (other than Specified Real Estate or the London Properties) or on any Telecom Equipment Assets located at, incorporated in, or attached to, such real estate (including fixtures), that has an aggregate fair market value in excess of $500,000; provided that the foregoing proviso shall not apply to sale-leasebacks in respect of real estate having an aggregate fair market value for all real estate subject to such sale-leasebacks not to exceed $50,000,000 at the time any such sale-leaseback is entered into.

     (b) No Equipment Borrower will create, incur, assume or permit to exist any Lien on any property or asset now or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Loan Documents and Permitted Encumbrances.

     SECTION 6.03. Fundamental Changes. (a) Neither Level 3 nor any Borrower will, nor will they permit any Restricted Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person (other than a Borrower or Finance) may merge into Level 3 in a transaction in which Level 3 is the surviving corporation, (ii) any Person (other than Level 3, a Borrower or Finance) may merge into any Restricted Subsidiary (other than an Equipment Borrower) in a transaction in which the surviving entity is a Wholly Owned Restricted Subsidiary and, in the case of any such transaction involving a Loan

Party, a Loan Party and (iii) any Restricted Subsidiary (other than an Equipment Borrower) may liquidate or dissolve if Level 3 determines in good faith that such liquidation or dissolution is in the best interests of Level 3 and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a Wholly Owned Restricted Subsidiary immediately prior to such merger shall not be permitted unless also permitted by
Section 6.05. Under no circumstances whatsoever will Level 3 or any Borrower permit any liquidation or dissolution of Finance, any merger involving Finance or any other transaction in which Finance shall cease to exist or as a result of which another Person shall own assets that prior thereto constituted all or substantially all the assets of Finance.

     (b) Level 3 will not, and will not permit any of the Restricted Subsidiaries to, engage to any material extent in any business other than a Telecommunications Business or any businesses of the type conducted by Level 3 and the Restricted Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

     (c) Except as expressly set forth in Section 6.06(c) and (d), Level 3 will not permit any Restricted Subsidiary to merge or consolidate with any other Person, issue or sell shares of its Capital Stock or take any other action if as a result thereof such Restricted Subsidiary would cease to be a Wholly Owned Restricted Subsidiary of Level 3.

     SECTION 6.04. Sale and Lease-Back Transactions. Level 3 and the Borrowers will not, nor will they permit any Restricted Subsidiary to, enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which it intends to use for substantially the same purpose as the property being sold or transferred, except to the extent all Capital Lease Obligations, Attributable Debt and Liens associated with such sale and lease-back transaction are permitted by Sections 6.01 and 6.02 (treating the property subject thereto as being subject to a Lien securing the related Attributable Debt, in the case of a sale and lease-back not accounted for as a Capital Lease Obligation).

     SECTION 6.05. Investments, Loans, Advances, Guarantees and Acquisitions. Level 3 and the Borrowers will not, and will not permit any of the Restricted Subsidiaries to make or permit to exist any Investment in any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

               (a) Permitted Investments;

               (b)  Investments  existing  on the date  hereof  and set forth on
          Schedule 6.05;

               (c) Investments by Level 3 and the Restricted Subsidiaries in the Capital Stock or capital of Restricted Subsidiaries that are Loan
          Parties (other than the Equipment Borrowers); provided that such shares of Capital Stock shall be pledged pursuant to the Shared Collateral Pledge Agreement;

               (d)  loans  or  advances  made  by  Level 3  to  any   Restricted
          Subsidiary (other than any Equipment Borrower or any Foreign Subsidiary) and made by any Restricted Subsidiary to Level 3 or any other Restricted Subsidiary (other than any Equipment Borrower or any Foreign Subsidiary); provided that such loans and advances shall be evidenced by a promissory note pledged pursuant to the Shared Collateral Pledge Agreement;

               (e) Permitted Business Acquisitions;

               (f) Investments by Level 3 or any Restricted Subsidiary in joint ventures, Foreign Subsidiaries, Unrestricted Subsidiaries and other Persons that are not Loan Parties which are acquired for consideration consisting of (i) common stock of Level 3 or Non-Cash Pay Preferred Stock of Level 3, (ii) Equity Proceeds or Conversion Proceeds received after the date hereof not applied to any other Designated Equity Proceeds Use, (iii) telecommunications or broadband services (including colocation services) and (iv) in the case of a joint venture, Foreign Subsidiary, Unrestricted Subsidiary or other Person created to comply with foreign ownership requirements of a jurisdiction located outside the United States, telecommunication assets located in such foreign jurisdiction; provided, however, that any loans or advances by Level 3 or any Restricted Subsidiary to Foreign Subsidiaries to finance the acquisition of any such telecommunications assets shall be evidenced by demand notes pledged to the Agent in accordance with paragraph (j) of this Section 6.05;

               (g) Investments by Level 3 or any Restricted Subsidiary in Unrestricted Subsidiaries, including Whitney Holding Corp. ("Whitney") in an aggregate amount not to exceed $475,000,000 less the amount of Net Proceeds received from any mortgage or sale leaseback financings of the Specified Real Estate owned by Whitney;

               (h) Investments by Level 3 or any Restricted Subsidiary in joint ventures, Foreign Subsidiaries and other Persons that are not Loan Parties (other than Unrestricted Subsidiaries), in an aggregate cumulative amount not at any time in excess of 6% of Combined Total Assets as of the fiscal quarter most recently ended;

               (i) [omitted];

               (j) Loans by Level 3 or any Restricted Subsidiary to Foreign Subsidiaries that are Restricted Subsidiaries, provided that such loans are evidenced by demand notes pledged to the Agent under the Shared Collateral Pledge Agreement for the benefit of the Shared Collateral Secured Parties;

               (k) Investments by Level 3 or any Restricted Subsidiary in an Equipment Borrower to the extent consistent with maintaining the capitalization of such Equipment Borrower required under
          Section 6.14(h) (taking into account anticipated Term Loan Borrowings and the Incremental Borrowings and the use of proceeds thereof);

               (l)   Guarantees    constituting    Indebtedness   permitted   by
          Section 6.01;

               (m) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

               (n) loans, advances or extensions of credit to employees and directors made in the ordinary course of business and consistent with past practice;

               (o) Investments in prepaid expenses;

               (p) negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits in the ordinary course of business;

               (q) Investments received as a result of asset sales permitted under this Agreement;

               (r) Loans in an amount not to exceed $1,900,000,000 by Level 3 International, Inc. ("International") to a wholly owned Foreign
          Subsidiary of International organized under the laws of the Netherlands that is a Restricted Subsidiary ("Dutch BV 1"), a portion of the proceeds of which may be loaned by Dutch BV 1 to a wholly owned Foreign Subsidiary of Dutch BV 1 organized under the laws of the Netherlands that is a Restricted Subsidiary ("Dutch BV 2"), and the remainder of the proceeds of which shall, together with the proceeds loaned to Dutch BV 2, be contributed by Dutch BV 1 and Dutch BV 2 to the equity of a Foreign Subsidiary that is a Restricted Subsidiary ("Dutch CV") wholly owned by Dutch BV 1 and Dutch BV 2, which shall loan the entire proceeds of such contributions to a wholly owned Foreign Subsidiary of Dutch CV organized under the laws of the Netherlands that is a Restricted Subsidiary ("Dutch BV 3"), which, in turn, shall loan such proceeds to one or more Foreign Subsidiaries that are operating companies and Restricted Subsidiaries (the "Foreign Opcos"); provided that (i) the Indebtedness of the Foreign Opcos to Dutch BV 3 shall be evidenced by demand notes and pledged by Dutch BV 3 to Dutch CV to secure the Indebtedness of Dutch BV 3 to Dutch CV;
          (ii) Dutch CV shall be prohibited by its organizational documents from incurring any Indebtedness and from entering into any business other than, in addition to Investments otherwise permitted under this
          Section 6.05, lending not more than $1,900,000,000 to Dutch BV 3 as contemplated by this Section 6.05(r) and lending not more than $1,000,000,000 to Holdings BV as contemplated by Section 6.05(s);
          (iii) 65% of the voting Capital Stock and 100% of the nonvoting Capital Stock of Dutch CV shall be pledged by Dutch BV 1 and Dutch BV 2 to the Collateral Agent for the benefit of the Secured Parties under the Shared Collateral Pledge Agreement; (iv) each of Dutch BV 1 and Dutch BV 2 shall become a Loan Party under the Credit Agreement and satisfy the Collateral and Guarantee Requirement; (v) the Indebtedness, if any, of Dutch BV 2 to Dutch BV 1 shall be evidenced by demand notes and pledged by Dutch BV 1 to the Collateral Agent for the benefit of the Secured Parties under the Shared Collateral Pledge Agreement; and (vi) the Indebtedness of Dutch BV 1 to International shall be evidenced by demand notes and pledged by International to the Collateral Agent for the benefit of the Secured Parties under the Shared Collateral Pledge Agreement;

               (s) Loans in an amount not to exceed $1,000,000,000 by International to Dutch BV 1, a portion of the proceeds of which may be loaned by Dutch BV 1 to Dutch BV 2, and the remainder of the proceeds of which shall, together with the proceeds loaned to Dutch BV 2, be contributed by Dutch BV 1 and Dutch BV 2 to the equity of Dutch CV, which shall loan the entire proceeds of such contributions to its wholly owned subsidiary Level 3 Holdings, B.V. (Netherlands) ("Holdings BV"), which, in turn, shall contribute such proceeds to the equity of the Foreign Opcos; provided that (i) Holdings BV shall pledge all such Investments in the Foreign Opcos to Dutch CV to secure the Indebtedness of Holdings BV to Dutch CV; (ii) Dutch CV shall be prohibited by its organizational documents from incurring any Indebtedness and from entering into any business other than, in addition to Investments otherwise permitted under this Section 6.05, lending not more than $1,000,000,000 to Holdings BV as contemplated by this Section 6.05(s) and lending not more than $1,900,000,000 to Dutch BV 3 as contemplated by Section 6.05(r); (iii) 65% of the voting Capital Stock and 100% of the nonvoting Capital Stock of Dutch CV shall be pledged by Dutch BV 1 and Dutch BV 2 to the Collateral Agent for the benefit of the Secured Parties under the Shared Collateral Pledge Agreement; (iv) each of Dutch BV 1 and Dutch BV 2 shall become a Loan Party under the Credit Agreement and satisfy the Collateral and Guarantee Requirement; (v) the Indebtedness, if any, of Dutch BV 2 to Dutch BV 1 shall be evidenced by demand notes and pledged by Dutch BV 1 to the

          Collateral Agent for the benefit of the Secured Parties under the Shared Collateral Pledge Agreement; and (vi) the Indebtedness of Dutch BV 1 to International shall be evidenced by demand notes and pledged by International to the Collateral Agent for the benefit of the Secured Parties under the Shared Collateral Pledge Agreement; and

               (t) the direct or indirect contribution by International of the equity of Holdings BV to the capital of Dutch CV.

     Notwithstanding the foregoing:

               (i) no Equipment Borrower will make any investment other than investments in (A) Telecommunications Assets not consisting of Capital Stock and (B) Permitted Investments;

               (ii) no Investment in any other Person or purchase or other acquisition (in one transaction or a series of transactions) of any assets of any other Person constituting a business unit under clause
          (e), (f), (g) or (h) shall be made unless Level 3 and the Subsidiaries are in compliance, on a pro forma basis after giving effect to such acquisition or investment (without giving effect to operating expense reductions), with the financial covenants contained in Section 6.14, to the extent then applicable, as if such acquisition had occurred on the first day of the relevant period for testing compliance; and

               (iii) the aggregate amount of acquisitions of or Investments by Level 3 or any Restricted Subsidiary in Unrestricted Subsidiaries made after July 18, 2002, shall not when taken together with the aggregate amount of Investments made or deemed to be made by Level 3 or any Restricted Subsidiary in connection with Designations of Subsidiaries as Unrestricted Subsidiaries (determined as if each such Designation were an Investment) after July 18, 2002, exceed $200,000,000 outstanding at any time.

     SECTION 6.06. Asset Sales. Level 3 and the Borrowers will not, and will not permit any of the Restricted Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Capital Stock, nor will Level 3 permit any of the Restricted Subsidiaries to issue any additional shares of its Capital Stock or other ownership interest in such Restricted Subsidiary, except:

          (a) sales of inventory (including dark fiber and conduits), used or surplus equipment and Permitted Investments in the ordinary course of business;

          (b) sales, transfers, leases and dispositions to Level 3 or a Restricted Subsidiary; provided that any such sales, transfers or dispositions involving a Restricted Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

          (c)  issuances of directors'  qualifying  shares and issuances of a de
     minimus   number  of  shares  of  Capital   Stock  of  Foreign   Restricted
     Subsidiaries, in each case as required by applicable law; and

          (d) sales, transfers, leases and dispositions of assets (including Capital Stock of Unrestricted Subsidiaries and 100% of the Capital Stock of Restricted Subsidiaries, but excluding Capital Stock of Finance and, until such time as the Term Loans are repaid or prepaid in full, BTE) that are not permitted by any other clause of this Section; provided that the Net Proceeds therefrom are utilized by Level 3 or a Restricted Subsidiary in accordance with the provisions of Sections 2.11 and 6.05 to acquire Telecommunications Assets, effect Permitted Business Acquisitions or repay Term Loans;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than issuances of Capital Stock of Foreign Restricted Subsidiaries solely permitted by clause (c) of this Section) shall be made for fair market value and solely for consideration at least 75% of which consists of cash or Telecommunications Assets or of Capital Stock of Persons engaged in the Telecommunications Business; provided the aggregate amount of all such Capital Stock of Persons engaged in the Telecommunications Business (other than Persons that become Restricted Subsidiaries as a result of the receipt of such Capital Stock) received as part of such 75% consideration for all such sales, transfers, leases and other dispositions during the term of this Agreement does not exceed $50,000,000.

     SECTION 6.07. Hedging Agreements. Level 3 and the Borrowers will not, and will not permit any of the Restricted Subsidiaries to, enter into any Hedging Agreement, other than (a) Hedging Agreements required by Section 5.14 and (b) Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which Level 3 or any Restricted Subsidiary is exposed in the conduct of its business or the management of its liabilities.

     SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) Neither Level 3 nor the Borrowers will, nor will they permit any Restricted Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) Level 3 may declare and pay dividends with respect to its Capital Stock payable solely in additional shares of its common stock or its Non-Cash Pay Preferred Stock and Level 3 may issue shares of common stock or Non-Cash Pay Preferred Stock upon conversion or repurchase of any convertible Indebtedness (including the 6.0% Convertible Subordinated Notes Due 2009) of Level 3, (ii) Restricted Subsidiaries may declare and pay dividends ratably to holders of their Capital Stock (other than Level 3), (iii) Level 3 may make Restricted Payments, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of Level 3 and the Restricted Subsidiaries from Equity Proceeds and Conversion Proceeds received after the date hereof and not applied to any other Designated Equity Proceeds Use and, to the extent not made with such Equity Proceeds and Conversion Proceeds, in an aggregate amount not in excess of $3,000,000 during any 12-month period, (iv) Restricted Subsidiaries may pay dividends to Level 3 at such times and in such amounts as shall be necessary to permit Level 3 to pay administrative expenses attributable to the operations of the Restricted Subsidiaries, (v) Restricted Subsidiaries may pay dividends to Level 3 at such times and in such amounts as are sufficient for Level 3 (A) to make the timely payment of interest, premium (if any) and principal (whether at stated maturity, by way of a sinking fund applicable thereto, by way of any mandatory redemption, defeasance, retirement or repurchase thereof, including upon the occurrence of designated events or circumstances or by virtue of acceleration upon an event of default, or by way of redemption or retirement at the option of the holder of the Indebtedness under the Level 3 Indentures or senior, unsubordinated Permitted Debt permitted by Section 6.01(a)(ii), as applicable, including pursuant to offers to purchase) according to the terms of the Level 3 Indentures or such senior unsubordinated Permitted Debt permitted by
Section 6.01(a)(ii), as applicable, and (B) so long as no Default exists or would result therefrom, to make timely payment of interest on subordinated Permitted Debt permitted by Section 6.01(a)(ii), provided that the payment of such interest is not, at the time such dividend is paid, prohibited by the subordination provisions applicable to such Permitted Debt, (vi) Level 3 may pay cash dividends on its preferred stock in a cumulative amount not in excess of the Equity Proceeds and Conversion Proceeds received after the date hereof which have not been applied to any other Designated Equity Proceeds Use, (vii) so long as (A) no Default exists and (B) Level 3's Leverage Ratio did not exceed 4.0 to
1.0 as of the most recent date for which financial statements have been delivered pursuant to Section 5.01(a) or (b), Level 3 may make Restricted Payments in any year in an aggregate amount not to exceed 50% of Combined Net Income for the prior fiscal year, (viii) Restricted Subsidiaries may pay dividends to Level 3 at such times and in such amounts as shall be necessary to permit Level 3 to make Restricted Payments then being made in compliance with clauses (iii), (vi), and (vii) of this Section 6.08(a) and to make the cash payments referred to in clause (iv) of the exceptions to Section 6.08(b) and
(ix) Level 3 may make cash payments in an aggregate amount not to exceed $20,000,000 for fractional shares in connection with a reverse stock split of the common stock of Level 3 or for fractional shares in connection with the conversion of preferred stock of Level 3 into common stock of Level 3.

     (b) Neither Level 3 nor the Borrowers will, nor will they permit any Subsidiary to (i) ake or agree to pay or make, directly or indirectly, any voluntary payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any unsecured Indebtedness or any subordinated Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such Indebtedness or (ii) any payment to any Derivatives Counterparty as a result of any change in the market value of any such Indebtedness that is publicly traded (provided, that (A) no payment shall be deemed to have been made to any Derivatives Counterparty to the extent Derivatives Counterparties have made cumulative payments to Level 3 or any Restricted Subsidiary as a result of changes in the market value of such publicly traded Indebtedness in a cumulative amount in excess of the payments made to Derivatives Counterparties by Level 3 and the Restricted Subsidiaries as a result of such changes and (B) it is understood that the intent of the above language relating to payments to and from Derivatives Counterparties is to prohibit payments and distributions pursuant to transactions entered into with Derivatives Counterparties only if Level 3 intends such transactions to have substantially the same economic effect as the payments and distributions referred to in clause (a) above), except:

          (1) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the subordinated debt prohibited by the subordination provisions thereof;

          (2)   refinancings  of   Indebtedness  to  the  extent   permitted  by
     Section 6.01(xi);

          (3) payments to redeem outstanding Indebtedness pursuant to the exercise of certain rights of the holders of such Indebtedness to require the repurchase of such Indebtedness arising in the event of a change in control of Level 3 specified in Section 10.09 of each of the Indentures relating to such Indebtedness or substantially similar provisions as may be contained in future indentures governing unsecured indebtedness issued by Level 3 after the date hereof;

          (4) so long as no Default or Event of Default exists or would result therefrom, conversions of, exchanges for or purchases of Indebtedness of Level 3 or any Restricted Subsidiary made solely with or into common stock of Level 3 or preferred stock of Level 3 and cash payments of unpaid interest accrued to the date of any such conversion, purchase or exchange on such Indebtedness subject to such purchase or exchange;

          (5) so long as no Default or Event of Default exists or would result therefrom, payments in respect of principal of any unsecured Indebtedness of Level 3 or any subordinated Indebtedness of Level 3, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any such Indebtedness, in each case (x) to the extent made with amounts available in the Debt Repurchases Basket prior to giving effect thereto or (y) if made in an amount in excess of the amount available in the Debt Repurchases Basket prior to giving effect thereto, subject to the requirements of Section 2.11(b)(ii); and

          (6) so long as no Default or Event of Default has occurred and is continuing or would result therefrom, payments within 5 days after incurrence of Indebtedness permitted by Section 6.01(a)(viii); provided that all outstanding principal and accrued interest with respect to such Indebtedness must be paid at such time.

     (c) For the avoidance of doubt, it is understood and agreed that cash payments made in respect of Indebtedness owned by a Person with the cash proceeds of a substantially simultaneous issuance of common stock of Level 3 or preferred stock of Level 3 to such Person shall be treated as an exchange of such Indebtedness under clause (b)(4) above and will be deemed not to result in any increase to the Debt Repurchases Basket under clause (a)(ii) of the definition thereof or any reduction thereof or the creation of Equity Proceeds for any purpose hereunder.

     (d) Under no circumstances whatsoever will Level 3 or any Restricted Subsidiary permit any Unrestricted Subsidiary after the Amendment Effectiveness Date to make any payment described under paragraph (a), (b) or (c) above in respect of any common stock, preferred stock or Indebtedness (other than Indebtedness incurred hereunder) of Level 3 or any Restricted Subsidiary.

     SECTION 6.09. Transactions with Affiliates. Neither Level 3 nor the Borrowers will, nor will they permit any Restricted Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that are at prices and on terms and conditions not less favorable to Level 3, such Borrower or such Restricted Subsidiary than could be obtained on an arm's-length basis from unrelated third parties (or, in the event that there are no comparable transactions involving Persons who are not Affiliates of Level 3 or the relevant Restricted Subsidiary to apply for comparative purposes, is otherwise on terms that, taken as a whole, are fair to Level 3 or the relevant Restricted Subsidiary as determined by (i) with respect to a transaction or group of related transactions of $5,000,000 or more, the board of directors or executive committee of the board of directors of Level 3 including the affirmative vote of at least one independent director and (ii) with respect to a transaction or group of transactions of less than $5,000,000, an Executive Officer of Level 3),
(b) transactions  between or among Level 3 and the  Subsidiary

Loan Parties not involving any other Affiliate and (c) any Restricted Payment permitted by Section 6.08 and (d) any agreement or arrangement with respect to the compensation of a director or officer of Level 3 or any Restricted Subsidiary approved by a majority of the disinterested members of the board of directors and consistent with industry practice.

     SECTION 6.10. Restrictive Agreements. Neither Level 3 nor any of the Borrowers will, nor will they permit any Restricted Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Level 3 or any Restricted Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or
(b) the ability of any Restricted Subsidiary to pay dividends or other distributions with respect to any shares of its Capital Stock or to make or repay loans or advances to Level 3 or any other Restricted Subsidiary or to Guarantee Indebtedness of Level 3 or any other Restricted Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or by the Level 3 Indentures or substantially similar provisions as may be contained in future indentures governing unsecured indebtedness issued by Level 3 after the date hereof, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Restricted Subsidiary pending such sale, provided such restrictions and conditions apply only to the Restricted Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases, rights of way and franchises restricting the assignment thereof and (vi) the foregoing shall not apply to the restrictions in agreements governing Indebtedness permitted to be incurred by
Section 6.01(a)(viii) which is repaid in full within 5 days after the incurrence thereof.

     SECTION 6.11. Amendment of Material Documents. Neither Level 3 nor any of the Borrowers will, nor will they permit any Restricted Subsidiary to, amend, modify or waive any of its rights under (a) the Level 3 Indentures or (b) its certificate of incorporation, by-laws or other organizational documents, in each case in a manner adverse to the Lenders.

     SECTION 6.12. Liabilities of Equipment Borrowers; Business and Liabilities of Finance and Certain Foreign Subsidiaries. (a) Level 3 and the Borrowers will not permit any Equipment Borrower (i) to incur, assume or permit to exist any liabilities or obligations other than (x) liabilities and obligations under
(A) the Loan Documents, (B) the Master Lease Agreement and (C) contracts with vendors for the purchase of Telecommunications Assets and

(y) ordinary course non-debt liabilities incidental to being a corporate entity, such as taxes and administrative expenses, or (ii) to engage in any activity other than purchasing Telecommunications Assets financed with cash on hand or the proceeds of capital contributions or of the Term Loans and the Incremental Loans, holding and leasing such Telecommunication Assets to operating subsidiaries of Level 3 pursuant to the Master Lease Agreement and, with respect to BTE, the sale of surplus or obsolete assets, subject to Section 6.12(c).

     (b) Level 3 and the Borrowers will not (i) permit any Equipment Borrower to have any subsidiaries or hold any Equity Interests in any Person or (ii) permit any Equipment Borrower to lease or make available for use by any other Person any Telecommunications Assets financed in whole or part with the proceeds of Borrowings of Term Loans or Incremental Loans hereunder except pursuant to the Master Lease Agreement, in the case of BTE, or a similar master lease agreement of any other Equipment Borrower, in each case pledged to the Collateral Agent for the benefit of the Lenders to such Equipment Borrower. The Master Lease Agreement may provide for payments by the lessee thereunder, at the option of the lessee, to accrue rather than to be made in cash.

     (c) Level 3 and the Borrowers will not permit BTE to dividend, distribute, sell, transfer or otherwise dispose of any cash or other asset to any other Person; provided, however, that (i) BTE shall be permitted to dividend, distribute, sell, transfer or otherwise dispose of no more than $30,000,000 per year in the aggregate of surplus or obsolete assets that do not constitute Collateral and that it would otherwise be permitted to transfer pursuant to the terms of the Master Lease Agreement, and then only in the event that the Net Proceeds received in connection with such distributions, sales, transfers or disposals are promptly reinvested in other assets to be used and/or held at BTE, and (ii) BTE shall be permitted to dividend, distribute, sell, transfer or otherwise dispose of any surplus or obsolete assets that constitute Collateral, provided that the Net Proceeds received in connection with such sale or disposal are either (A) held in a deposit account of BTE that is subject to a Financial Collateral Control Agreement, (B) reinvested by BTE in Telecommunications Assets, provided that reinvestments made pursuant to this sub-clause (B) shall be permitted only in the event that (1) the Net Proceeds used by BTE to reinvest in Telecommunications Assets shall be held in a deposit account subject to a Finance Collateral Control Agreement until such time as such reinvestment is made, (2) such Telecommunications Assets are not purchased from Level 3, any of its Subsidiaries or any of its other Affiliates, (3) such Telecommunications Assets shall constitute "Collateral" under the Term Loan Security Agreement in which the Collateral Agent has a perfected first-priority security interest and
(4) the Administrative Agent shall have received an opinion of outside counsel for Level 3 with respect to all matters requested by the Administrative Agent or its counsel and any other agreements, certificates or authorizations as the Administrative Agent or its counsel may reasonably request or (C) used to prepay a portion of the principal amount of Term Loans required to be repaid pursuant to Sections 2.10(c) (d) and (e) (which prepayments shall be applied in the manner set forth in Section 2.10(g)), provided that the Net Proceeds used by BTE to prepay Term Loans shall be held in a deposit account subject to a Finance Collateral Control Agreement until such time as such prepayment is made; and provided further, however, than any such sales or transfers of surplus or obsolete assets made pursuant to clauses (i) and (ii) of this Section 6.12 shall be made for fair market value on arms' length terms; and provided further, however, that BTE shall not be permitted to engage in any transaction permitted pursuant to clauses (i) and
(ii) of this Section 6.12(c) unless BTE would, after giving effect thereto, be in compliance on a pro forma basis with the covenant set forth in Section 6.14(h) as of the last day of the most recent fiscal quarter for which financial statements were required to have been delivered pursuant to paragraph (a) or (b) of Section 5.01, determined as if such transaction had occurred immediately prior to such day.

     (d) Level 3 will not permit Finance (i) to incur, assume or permit to exist any liabilities or obligations other than (x) liabilities and obligations under the Finance Documents and (y) ordinary course non-debt liabilities incidental to being a limited liability company, such as taxes and administrative expenses or (ii) to engage in any activity other than holding and investing in cash and Money Market Funds.

     (e) Level 3 and the Borrowers will at all times cause Finance to maintain in accounts held under Finance Collateral Control Agreements entered into with the Collateral Agent cash and Money Market Funds that are pledged by Finance to secure the Obligations in an aggregate amount not less than $400,000,000.

     (f) Level 3 and the Borrowers will not permit (i) Dutch BV 1, Dutch BV 2, Dutch CV, Holdings BV or Dutch BV 3 to incur, assume or permit to exist any liabilities or obligations other than (x) Indebtedness under the Loan Documents, in the case of Dutch BV 1 and Dutch BV 2, and intercompany indebtedness specifically contemplated by Sections 6.05(r) and (s) and (y) ordinary course non-debt liabilities incidental to being a corporate or partnership entity, such as taxes and administrative expenses, or (ii) Dutch BV 1, Dutch BV 2, Dutch CV, Holdings BV or Dutch BV 3 to engage in any activity other than borrowing and lending funds, and making equity investments, specifically contemplated by (and in the maximum amounts contemplated by) Sections 6.05(r) and (s).

     SECTION 6.13. Designation of Unrestricted Subsidiaries. (a) Level 3 may not designate any Restricted Subsidiary (other than a Colocation Subsidiary that is not a Redesignated

Colocation Subsidiary) as an Unrestricted Subsidiary and may hereafter designate any other Subsidiary (including a Colocation Subsidiary that is not a Redesignated Colocation Subsidiary) as an Unrestricted Subsidiary under this Agreement (a "Designation") only if at the time of Designation:

          (i)  such  Subsidiary  is  a  Colocation   Subsidiary  (other  than  a
     Redesignated Colocation Subsidiary) or (x) is not engaged in any Telecommunications Business in the United States, (y) does not own any Capital Stock of any Restricted Subsidiary or any other entity engaged in any Telecommunications Business in the United States and (z) does not own or lease a material amount of Telecommunications Assets used in the United States;

          (ii) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

          (iii) after giving effect to such Designation and any related Investment to be made in such designated Subsidiary by Level 3 or any
     Restricted  Subsidiary  (which  shall in any  event  include  the  existing
     Investment in such Subsidiary at the time it is designated as an Unrestricted Subsidiary and comply with the provisions of Section 6.05),
     (A) Level 3 would be in compliance  with each of the covenants set forth in
     Section 6.14 calculated on a pro forma basis as if such Designation and investment had occurred immediately prior to the first day of the period of four consecutive fiscal quarters most recently ended in respect of which financial statements have been delivered by Level 3 pursuant to
     Section 5.01(a) or (b), and (B) in the case of any Designation after July 18, 2002, the amount of Investments made or deemed to be made by Level 3 or any Restricted Subsidiary in connection with such Designation taken together with the aggregate amount of all other Investments made or deemed to be made by Level 3 or any Restricted Subsidiary in connection with Designations of Subsidiaries as Unrestricted Subsidiaries (determined as if each Designation were an Investment but taking into account the effects of RS Designations in respect of such Designations) after July 18, 2002, and the aggregate amount of all acquisitions of or Investments by Level 3 or any Restricted Subsidiary in Unrestricted Subsidiaries made after July 18, 2002, shall not exceed $200,000,000 outstanding at any time;

          (iv) Level 3 has delivered to the Administrative Agent (x) written notice of such Designation and (y) a certificate, dated the effective date of such Designation, of an Executive Officer stating that no Event of Default has occurred and is continuing and setting forth reasonably detailed calculations demonstrating pro forma compliance with Section 6.14 in accordance with paragraph (iii) above; and

          (v) in respect of the Designation of a Colocation Subsidiary, such Colocation Subsidiary has entered into an agreement with a Borrower or a Restricted Subsidiary providing that such Borrower or Restricted Subsidiary is the sole source provider of broadband services to such Colocation Subsidiary (it being understood that such Colocation Subsidiary is not obligated to offer broadband services to its customers).

     (b) Level 3 may designate any Unrestricted Subsidiary as a Restricted Subsidiary under this Agreement (an "RS Designation") only if:

          (i) such   Subsidiary  is   predominantly   engaged  in  one  or  more
     Telecommunications Businesses;

          (ii) no Event of Default shall have occurred and be continuing at the time of or after giving effect to such RS Designation, and after giving effect thereto, Level 3 would be in compliance with each of the covenants set forth in Section 6.14 calculated on a pro forma basis as if such RS Designation had occurred immediately prior to the first day of the period of four consecutive fiscal quarters most recently ended in respect of which financial statements have been delivered by Level 3 pursuant to
     Section 5.01(a) or (b); and

          (iii) all Liens on assets of such Unrestricted Subsidiary and all Indebtedness of such Unrestricted Subsidiary outstanding immediately following the RS Designation would, if initially incurred at such time, have been permitted to be incurred pursuant to Sections 6.01 and 6.02 without reliance on Section 6.01(a)(viii) or Section 6.02(a)(iv).

     Upon any such RS  Designation  with respect to an  Unrestricted  Subsidiary
(i) Level 3 and the Restricted Subsidiaries shall be deemed to have received a return of their Investment in such Unrestricted Subsidiary equal to the lesser of (x) the amount of such Investment immediately prior to such RS Designation and (y) the fair market value (as reasonably determined by Level 3) of the net assets of such Subsidiary at the time of such RS Designation and (ii) Level 3 and the Restricted Subsidiaries shall be deemed to have a permanent Investment in an Unrestricted Subsidiary equal to the excess, if positive, of the amount referred to in clause (i)(x) above over the amount referred to in clause (i)(y) above.

     (c)  Neither  Level 3  nor any  Restricted  Subsidiary  shall  at any  time
(x) provide  a Guarantee of any  Indebtedness  of any  Unrestricted  Subsidiary,
(y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause such Indebtedness or the payment thereof to be accelerated, payable or subject to repurchase prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary, except in the case of clause (x) or (y) to the extent permitted under

Section 6.01 and Section 6.05 hereof. Each Designation of a Restricted Subsidiary shall be irrevocable. No Colocation Subsidiary may be redesignated as a Restricted Subsidiary, otherwise become a Restricted Subsidiary, be merged with or into Level 3 or a Restricted Subsidiary or liquidate into or transfer substantially all its assets to Level 3 or a Restricted Subsidiary (an "RS Redesignation") unless (i) at the time of such RS Redesignation such Subsidiary shall have no Indebtedness outstanding, (ii) immediately following such RS Redesignation the Collateral and Guarantee Requirement shall have been satisfied (without reliance on the last paragraph thereof) with respect to such Subsidiary and (iii) all Liens on assets of such Subsidiary immediately following the RS Redesignation would, if initially incurred at such time, have been permitted to be incurred pursuant to Section 6.02 without reliance on
Section 6.02(a)(iv).

     (d) Unless the Required Lenders shall otherwise consent, neither Level 3 nor any Restricted Subsidiary shall make any payment to holders of Indebtedness of a Colocation Subsidiary in respect of any Colocation Guarantee described in clause (ii) of the definition thereof (other than a payment of (x) any amount due under such Colocation Guarantee, other than in respect of principal or interest, designated by Level 3 to be an investment in such Colocation Subsidiary permitted pursuant to Section 6.05 or (y) any principal or interest in an amount equal to less than all the outstanding principal and interest on such Indebtedness), unless such Colocation Subsidiary is immediately thereafter redesignated a Restricted Subsidiary in accordance with the provisions of this
Section 6.13.

     (e) Finance shall at all times remain an Unrestricted Subsidiary under this Agreement. Level 3 and the Borrowers shall ensure that Finance remains at all times an "Unrestricted Subsidiary" under the Indentures and none of them shall, or shall permit any Restricted Subsidiary to, take any action that could result in Finance becoming a "Restricted Subsidiary" under any Indenture.

     SECTION 6.14.  Financial Covenants. Level 3 and the Borrowers will not:

     (a) Minimum Intercity Route Miles Completed. (i) Permit the aggregate number of Intercity Route Miles with Fiber Completed on and after June 30, 2001 to be less than 12,000.

     (b) Minimum Markets with Fiber Networks. Permit the number of Markets With Fiber Networks owned by Level 3 and the Restricted Subsidiaries to be less than 20.

     (c) [omitted]

     (d)  Combined  Total  Debt to  Contributed  Capital.  Permit  the  ratio of
Combined Total Debt to Contributed Capital on any date during any period set forth below to exceed the ratio set forth opposite such period:

       Amendment Effectiveness Date - December 31, 2002                    75.0%
       January 1, 2003 - December 31, 2003                                 75.0%
       January 1, 2004 - December 31, 2004                                 75.0%
       January 1, 2005 - and thereafter                                    70.0%

     (e) [omitted]

     (f) Combined Senior Secured Debt to Combined Gross PPE. Permit the ratio of Combined Senior Secured Debt to Combined Gross Property, Plant and Equipment on any date to exceed 50%.

     (g) Total Leverage. Permit the Leverage Ratio, on any date, to exceed the ratio opposite the period below in which such date occurs:

                  Period                                           Ratio

                  June 30, 2004 - September 29, 2004               11.5 to 1.00
                  September 30, 2004 - December 30, 2004           11.0 to 1.00
                  December 31, 2004 - March 30, 2005               10.0 to 1.00
                  March 31, 2005 - June 29, 2005                    9.0 to 1.00
                  June 30, 2005 - September 29, 2005                7.5 to 1.00
                  September 30, 2005 - December 30, 2005            7.0 to 1.00
                  December 31, 2005 - March 30, 2006                6.0 to 1.00
                  March 31, 2006 - June 29, 2006                    5.5 to 1.00
                  June 30, 2006 - September 29, 2006                5.0 to 1.00
                  September 30, 2006 - December 30, 2006            5.0 to 1.00

                  December 31, 2006 and thereafter                  4.5 to 1.00

     (h) BTE's Debt to BTE Adjusted Assets. Permit the ratio of (i) the difference between (A) the aggregate outstanding principal amount of Term Loans and (B) the aggregate amount of cash and marketable securities in the form of Permitted Investments that are pledged by Finance to secure the Obligations and held under Finance Collateral Control Agreements entered into with the Collateral Agent to (ii) BTE Adjusted Assets to exceed 1.00 to 1.00 as of the last day of any fiscal quarter; provided that no breach of this paragraph (h) shall be deemed to have occurred unless the failure to meet the required ratio shall not have been remedied by the prepayment of Term Loans or the contribution of additional assets to BTE on or prior to the 30th day after the last day of the applicable fiscal quarter.

     (i) Minimum Cash Balance. (x) Permit the Combined Cash Balances as of any weekly testing date to be less than $450,000,000.

     (y) Permit the Combined Cash Balances as of any weekly testing date to be less than the difference (the "Adjusted Minimum") at such time between (A) $525,000,000 and (B) the excess, if any, of (x) the aggregate principal amount of Term Loans prepaid under Section 2.11(b) and (c) on or after the Amendment Effectiveness Date over (y) $200,000,000; provided that no breach of this paragraph (i)(b) shall be deemed to have occurred with respect to (1) the first occasion on which the Combined Cash Balances are less than the Adjusted Minimum, if the Combined Cash Balances exceed the Adjusted Minimum on or prior to the date that is six months after the first weekly testing date on which the Combined Cash Balances are less than the Adjusted Minimum, or (2) any occasion following the cure of the shortfall referred to in clause (1) on which the Combined Cash Balances are less than the Adjusted Minimum, if (I) the Combined Cash Balances exceeded the Adjusted Minimum on each of the 365 days prior to the first weekly testing date on such subsequent occasion on which the Combined Cash Balances are less than the Adjusted Minimum and (II) the Combined Cash Balances exceed the Adjusted Minimum on or prior to the date that is six months after the first weekly testing date on such subsequent occasion on which the Combined Cash Balances are less than the Adjusted Minimum.

                                   ARTICLE VII

                                Events of Default

          If any of the following events ("Events of Default") shall occur:

          (a) any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

          (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable by it under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

          (c) any representation or warranty made or deemed made by or on behalf of Level 3, any Borrower or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

          (d) Level 3 or any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Level 3 or any Borrower) or 5.11 or in
     Article VI;

          (e) any Loan Party or other pledgor or grantor of a security interest shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to Level 3 (which notice will be given at the request of any Lender);

          (f) Level 3 or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

          (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

          (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Level 3, any Borrower or any Significant Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Level 3 or any Restricted Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

          (i)  Level 3,  any  Borrower  or  any  Significant   Subsidiary  shall
     (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Level 3 or any Restricted Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

          (j) Level 3, any Borrower or any Significant Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

          (k) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 shall be rendered against Level 3, any Restricted Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Level 3, or any Restricted Subsidiary to enforce any such judgment;

          (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of Level 3 and the Subsidiaries in an aggregate amount exceeding $25,000,000 for all periods;

          (m) any Lien purported to be created under this Agreement or any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral (other than immaterial portions of Collateral), with the priority required by this Agreement or the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents or (ii) as a result of the Agent's failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under this Agreement or the applicable Security Document; or

          (n) a Change in Control shall occur;

then, and in every such event (other than an event with respect to a Borrower or Level 3 described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to Level 3 or a Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

                                  ARTICLE VIII

                                    The Agent

     Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms of the Loan Documents and the Finance Documents, together with such actions and powers as are reasonably incidental thereto.

     The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Level 3, the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

     It is understood that no Syndication Agent shall have any duties or obligations under this Agreement (other than in its capacity as a Lender). The Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents and the Finance Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents and the Finance Documents that the Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents and the Finance Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Level 3, the Borrowers or any of the Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. The Agent shall not be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Agent by Level 3, a Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document or Finance
Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or Finance Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document or Finance Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

     The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for Level 3 or the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

     Subject to the appointment and acceptance of a successor the Agent as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Bank and Level 3. Upon any such resignation, the Required Lenders shall have the right, with, so long as no Default or Event of Default shall have occurred and be continuing, the consent of Level 3 (which consent shall not be unreasonably withheld or delayed) to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by Level 3 and the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed with such successor. After the Agent's resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

     Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or Finance Document or related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE IX

                                  Miscellaneous

     SECTION 9.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to Level 3 or a Borrower, to it at Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021, Attention of Chief Financial Officer and General Counsel;

          (b) if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Gloria Javier (Telecopy No. (212) 552-5700), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York 10017, Attention of Mary Ellen Egbert (Telecopy No. (212) 270-0453), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, Attention of Ann Kurinskas (Telecopy No. (212) 270-0453), with a copy to JPMorgan Chase Bank, 575 Washington Blvd., Jersey City, NJ 07310, Attention of Doug Ogle (Telecopy No. (201) 595-6777);

          (c) if to the Issuing Bank, to it at JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Gloria Javier (Telecopy No. (212) 552-5700), with a copy to JPMorgan Chase Bank, 270 Park

          Avenue,  New York 10017,  Attention of Mary Ellen Egbert (Telecopy No.
          (212) 270-0453), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, Attention of Ann Kurinskas (Telecopy No. (212) 270-0453), with a copy to JPMorgan Chase Bank, 575 Washington Blvd., Jersey City, NJ 07310, Attention of Doug Ogle (Telecopy No. (201) 595-6777);

               (d) if to the Swingline Lender, to it at JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan, 8th Floor, New York, New York 10081, Attention of Gloria Javier (Telecopy No. (212) 552-5700), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York 10017, Attention of Mary Ellen Egbert (Telecopy No. (212) 270-0453), with a copy to JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017, Attention of Ann Kurinskas (Telecopy No. (212) 270-0453), with a copy to JPMorgan Chase Bank, 575 Washington Blvd., Jersey City, NJ 07310, Attention of Doug Ogle (Telecopy No. (201) 595-6777);

               (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document or Finance Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents and the Finance Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or Finance Document or consent to any departure by any Loan Party or Finance therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any other Loan Document or Finance Document nor any provision hereof or thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Level 3, the Borrowers and the Required Lenders or, in the case of any other Loan Document or Finance Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto or, in the case of any Finance Document, Finance, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.19(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (or each Lender of such Class, as the case may be), (vi) release Level 3 or any other Guarantor from its Guarantee under either Guarantee Agreement (except as expressly provided in such Guarantee Agreement), or limit its liability in respect of any such Guarantee, without the written consent of each Lender, (vii) release all or any substantial part of the Collateral from the Liens of the Security Documents or the Finance Documents other than in connection with any sale of Collateral permitted by this Agreement, without the written consent of each Lender, (viii) change any provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of any Class differently than those holding Loans of any other Class, without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each affected Class or (ix) change the rights of the Tranche B Lenders and the Tranche C Lenders to decline mandatory prepayments as provided in Section 2.11, without the written consent of Tranche B Lenders holding a majority of the outstanding Tranche B Loans or the Tranche C Lenders holding a majority of the outstanding Tranche C Loans, as the case may be; provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, (B) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of the Revolving Lenders (but not the Tranche A Lenders, the Tranche B Lenders and Tranche C Lenders), the Tranche A Lenders (but not the Revolving Lenders, the Tranche B Lenders and Tranche C Lenders), the Tranche B Lenders (but not the Revolving Lenders, the Tranche A Lenders and Tranche C Lenders) and the Tranche C

Lenders (but not the Revolving Lenders, the Tranche A Lenders and the Tranche B Lenders) may be effected by an agreement or agreements in writing entered into by Level 3, the Borrowers and requisite percentage in interest of the affected Class of Lenders and (C) for the avoidance of doubt, the Loan Allocation Agreement may be waived or amended only in accordance with the terms thereof.

     (c) If, in connection with any proposed change, waiver, discharge or termination of any of the provisions of this Agreement as contemplated by clauses (i) through (vii), inclusive, of the first proviso to Section 9.02(b), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is sought is not obtained, then the Borrowers shall have the right, so long as all non-consenting Lenders whose individual consent is sought are treated as described in either clauses (A) or
(B) below, to either (A) replace each such non-consenting Lender or Lenders with one or more replacement Lenders in accordance with the provisions of
Section 2.20(b) so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination or (B) terminate each such non-consenting Lender's Commitments and repay the outstanding Loans of each such non-consenting Lender in accordance with Sections 2.08 and 2.11, provided that, unless the Commitments that are terminated and the Loans that are repaid pursuant to preceding clause (B) are immediately replaced in full at such time through the addition of new Lenders or the increase of the Commitments and/or outstanding Loans of existing Lenders (who in each case must specifically consent thereto), then in the case of any action pursuant to preceding clause (B) each Lender (determined after giving effect to the proposed action) shall specifically consent thereto, provided further, that in any event the Borrower shall not have the right to replace a Lender, terminate its Commitments or repay its Loans solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clauses (viii) or (ix) of the first proviso of
Section 9.02(b) or any clause of the second proviso to Section 9.02(b).

     SECTION 9.03.  Expenses;  Indemnity;  Damage Waiver.  (a) Level 3  and the
Borrowers shall pay, on a joint and several basis, (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or Finance Document or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and
(iii) all out-of-pocket expenses incurred by the Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of a financial advisor and not more than three separate outside counsel (as well as separate local and regulatory counsel) for the Administrative Agent, the Issuing Bank and the Lenders, in connection with the enforcement or protection of its rights in connection with the Loan Documents and the Finance Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

     (b) Level 3 and the Borrowers shall indemnify, on a joint and several basis, the Administrative Agent, the Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of any Loan Document or Finance Document or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents and the Finance Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any Mortgaged Property or any other property owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of the Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

     (c) To the extent that Level 3 and the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans and unused Commitments at the time.

     (d) To the extent permitted by applicable law, neither Level 3 nor any Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

     (e) All amounts due under this Section shall be payable promptly after written demand therefor.

     SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender or a Related Fund of a Lender, each of the applicable Borrowers and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Bank and the Swingline Lender) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or a Related Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the applicable Borrower and the Administrative Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of one Class of Commitments or Loans, (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and
(v) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrowers otherwise required under this paragraph shall not be required if an Event of Default under clauses (a), (b), (h) or (i) of Article VII has occurred and is continuing and any assignment made pursuant to the Loan Allocation Agreement shall not require any consent of any party hereunder, shall not require the payment of any processing and recordation fee, and shall be effected in accordance with the provisions of the Loan Allocation Agreement, notwithstanding any inconsistency between the terms thereof and of any Loan Document. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and to the Loan Allocation Agreement and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and the Loan Allocation Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement and the Loan Allocation Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto and thereto but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.03 hereof). Except for assignments pursuant to the Loan Allocation Agreement, any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

     (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and Level 3, the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

     (e) Any Lender may, without the consent of the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) Level 3, the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents and the Finance Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16,
2.17 and 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.19(c) as though it were a Lender.

     (f) A Participant shall not be entitled to receive any greater payment under Section 2.16, 2.17, or 2.18 than the applicable participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with
Section 2.16(e) as though it were a Lender.

     (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Borrower or the Administrative Agent, pledge, all or any portion of its rights under this Agreement, including the Loans or any instrument evidencing all or a portion of its rights as a Lender under this Agreement, to any holder of, trustee for, or any other representative of holders of, obligations owed or securities issued, by such fund, as security for such obligations or securities; provided that (i) any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this
Section 9.04 concerning assignments, (ii) no such pledge shall release a Lender from any of its obligations hereunder or substitute any such Lender as a party hereto and (iii) any such pledge shall be subject to the provisions of
Section 9.12.

     (h) Level 3 and the Borrowers hereby consent to the terms of the Loan Allocation Agreement, the performance thereof by the Lenders and any assignments effected in accordance therewith, and each Borrower agrees to take such actions (including the execution and delivery of replacement promissory notes) as may be reasonably necessary to effectuate the transactions contemplated thereby. However, neither the consent thereto by Level 3 and the Borrowers, nor the compliance thereof by any Borrower shall be construed to alter, change or amend the obligations secured under the applicable Security Document.

     SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.16, 2.17, 2.18 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the Finance Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement became effective on September 30, 1999, and the amendment and restatement hereof contemplated by the Amendment Agreement became effective on the Amendment Effectiveness Date.

     SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each RC Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 9.09. Governing Law;  Jurisdiction;  Consent to Service of Process.
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b)  Each   of   Level 3   and  the   Borrower   hereby   irrevocably   and
unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document or Finance Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document or Finance Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document or Finance Document against Level 3, the Borrower or its properties in the courts of any jurisdiction.

     (c) Each of Level 3 and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document or Finance Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document or Finance Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR FINANCE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 9.12. Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or Finance Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section
(ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than Level 3 or the Borrower ,(i) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section 9.12 or (j) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender. For the purposes of this Section, "Information" means all information received from Level 3 or the Borrower relating to Level 3 or the Borrower or its business (including information obtained through the exercise of a Lender's rights under Sections 5.01 and 5.09)

other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Level 3 or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 9.14. Liability of Borrowers. The Borrowers are engaged as an integrated group in the telecommunications businesses conducted by them, and each Borrower expects to derive benefit, directly or indirectly, from the credit extended by the Lenders hereunder, both in its individual capacity and as a member of such integrated group. Each Borrower will be jointly and severally liable for the payment of all Obligations incurred under this Agreement and the other Loan Documents, including all obligations in respect of principal, interest, reimbursement of LC Disbursements, the posting of cash Collateral, fees, expense reimbursements and indemnities. If, in any action or proceeding before any court of competent jurisdiction under any state or Federal bankruptcy, insolvency, reorganization or similar law affecting the rights of creditors generally, the joint and several obligations of any Borrower in respect of the Obligations would otherwise, taking into account the provisions of the Indemnity, Subrogation and Contribution Agreement and other rights of such Borrower under applicable law, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of other senior creditors of such Borrower, on account of the amount of such Borrower's liability in respect of the Obligations, then, notwithstanding any provision hereof to the contrary, the amount of such liability shall be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other senior creditors, as determined by such court in such action or proceeding.

     SECTION 9.15. Release of Subsidiaries and Borrowers. (a) If (i) the Agent receives a certificate from the chief executive officer, the chief financial officer or treasurer of Level 3 certifying as of the date of that certificate that, after the consummation of the transaction or series of transactions described in reasonable detail satisfactory to the Agent in such certificate on such date, the Subsidiary Loan Party or Borrower, as the case may be, identified in such certificate will no longer be a Subsidiary of Level 3, (ii) such transactions are consummated on such date in accordance with and without violating the provisions of this Agreement or any other Loan Document or Finance Document, and (iii) in the case of a Borrower, any outstanding Letters of Credit issued for the account of such Borrower have been, or arrangements are in place for them to be, terminated, then (x) such Subsidiary's Guarantee shall automatically terminate and such Subsidiary shall cease to be a party to any Loan Document (and Collateral provided by such Subsidiary for the Obligations shall be released and the Collateral Agent shall execute such documents to evidence such release) or (y) such Borrower shall automatically cease to be a party to this Agreement and the other Loan Documents.

     (b) If any of the Collateral shall be sold or disposed of by any Loan Party to a Person other than Level 3 or a Subsidiary of Level 3 in a transaction permitted under this Agreement and the Loan Documents, such Collateral shall be automatically released from the Lien created under the Loan Documents.

     (c) If all of the Capital Stock of any Subsidiary Loan Party shall be sold or disposed of to a Person other than Level 3 or a Subsidiary of Level 3 in a transaction permitted under this Agreement and the Loan Documents, such Subsidiary Loan Party shall be automatically released from its obligations under the Loan Documents to which it is a party.

     (d) If Level 3 or any of its Subsidiaries undergo a restructuring in a transaction permitted under this Agreement and the Loan Documents pursuant to which the Capital Stock of a Foreign Subsidiary that has already been pledged pursuant to the Collateral and Guarantee Requirement is no longer directly owned by a Loan Party, then (i) such Foreign Subsidiary Capital Stock shall be automatically released from the Lien created under the Loan Documents and (ii) the Administrative Agent shall cause any certificates representing any Foreign Subsidiary Capital Stock so released that is held by the Collateral Agent to be promptly (an in no event longer than 10 Business Days) returned to the Borrowers after the receipt by the Collateral Agent of written notice from the Borrowers stating that a transaction contemplated by this paragraph (d) has been consummated.

     (e) No such termination or cessation shall release, reduce, or otherwise adversely affect the obligations of any other Loan Party under this Agreement, any other Guarantee, or any other Loan Document or Finance Document, all of which obligations continue to remain in full force and effect.

     (f) The Lenders shall, at Level 3's expense execute such documents as Level 3 may reasonably request to evidence such termination or cessation, as the case may be.

     SECTION 9.16. Special Funding Option. (a) Notwithstanding anything to the contrary contained herein, any Lender (for the purposes of this Section 9.16, a "Granting Lender") may grant to a special purpose funding vehicle (for the purposes of this Section 9.16, an "SPC") the option to make, on behalf of such Granting Lender, all or a portion of the Loans which such Granting Lender is obligated to make (a "Funding Obligation") under the Revolving Credit Facility, such option to be exercisable in the sole discretion of the SPC, provided, however, that

               (i) such Granting  Lender's  obligations under this Agreement and the Loan Documents shall remain unchanged, including without limitation the indemnification obligations of the Granting Lender pursuant to Section 9.03 hereof;

               (ii) such Granting Lender shall remain solely responsible to the other parties hereto for the performance of all Funding Obligations;

               (iii) the Borrower and the Lenders shall continue to deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under this Agreement; the Agent shall continue to deal directly with the Granting Lender as agent for the SPC with respect to distribution of payment of principal; interest and fees, notices of Conversion and Continuation and all other matters;

               (iv) such Granting  Lender shall retain the sole right to enforce the  obligations  of the Borrower  relating to its Loans and its Notes and to approve any amendment, modification, or waiver of any provisions of this Agreement, each of which may, if so agreed in writing between the Granting Lender and the SPC, require the prior consent of any such SPC which has exercised the option to undertake the Funding Obligation in connection with such Granting Lender's Commitments and Obligations owing thereto before the Granting Lender approves any such amendment, modification or waiver;

               (v)  the  granting  of  such  option  shall  not   constitute  an
          assignment to or participation of such SPC of or in the Granting Lender's Commitments and Obligations owing thereto;

               (vi) such SPC shall not become a Lender hereunder as a result of the granting of such option;

               (vii) such SPC shall not become obligated or committed to make Loans as a result of the granting of such option;

               (viii) if such SPC elects not to exercise such option or otherwise fails to make all or any part of a Loan, the Granting Lender shall retain its Funding Obligation and be obligated to make the entire Loan or any portion of such Loan not made by such SPC; and

               (ix) any SPC may, with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests as a participant or subparticipant in any Loans to the Granting Bank or to any financial institutions (consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans.

     (b) Loans made by an SPC hereunder shall be deemed to satisfy the Funding Obligation and utilize the Revolving Credit Commitment of the Granting Lender as if, and to the same extent, such Loans were made by such Granting Lender.

     (c) Each party hereto agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Granting Lender would otherwise be liable so long as, and to the extent that, the Granting Lender provides such indemnity or makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior Indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof arising out of or relating to transactions under this Agreement or the other Loan Documents or Finance Documents.

     (d) Notwithstanding anything to the contrary contained in this Agreement, an SPC may disclose on a confidential basis any nonpublic information relating to Loans made by such SPC hereunder to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC.

     (e) This Section 9.16 may not be amended without the prior written consent of the Granting Lender on behalf of which such SPC has made all or any part of its Loans which remain outstanding at the time of such amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                           LEVEL 3 COMMUNICATIONS, INC.,

                                           by
                                           __________________________
                                           Name:
                                           Title:


                                           LEVEL 3 INTERNATIONAL SERVICES, INC.,

                                           by
                                           __________________________
                                           Name:
                                           Title:


                                           LEVEL 3 INTERNATIONAL, INC.,

                                           by
                                           __________________________
                                           Name:
                                           Title:


                                           LEVEL 3 COMMUNICATIONS, LLC,

                                           by
                                           __________________________
                                           Name:
                                           Title:

                                           BTE EQUIPMENT, LLC,

                                           by
                                           __________________________
                                           Name:
                                           Title:

                                           ELDORADO FUNDING, LLC,

                                           by
                                           __________________________
                                           Name:
                                           Title:


                                           JPMORGAN CHASE BANK, individually
                                           and as Administrative Agent,

                                           by
                                           __________________________
                                           Name:
                                           Title:


                                           GOLDMAN SACHS CREDIT PARTNERS L.P.,

                                           by
                                           __________________________
                                           Name:
                                           Title:


                                           CITICORP USA, INC.,

                                           by
                                           __________________________
                                           Name:
                                           Title:

                                          [OTHER LENDERS],

                                           by
                                           __________________________
                                           Name:
                                           Title:

                                                                      EXHIBIT O




                      Permitted Indemnification Obligations


The indemnification obligations would include an indemnity or guarantee by Level 3 or any Restricted Subsidiary (the "Guarantor") for the obligations or liabilities of the Colocation Subsidiary (the "Colocation Borrower") under Indebtedness of such Colocation Borrower to the holder of such Indebtedness (the "Lender") for any loss, damage, cost, expense, liability or claim incurred by Lender (including reasonable attorneys' fees and costs) arising out of or in connection with the following:

1. fraud or intentional misrepresentation by the Colocation Borrower or Guarantor in connection with the Loan;

2.   the gross negligence or willful misconduct by the Colocation Borrower;

3. the breach of any representation, warranty, covenant or indemnification provision in any environmental indemnification agreement provided by the Colocation Borrower in connection with the Indebtedness or in any mortgage (a "Mortgage") given by the Colocation Borrower on its properties to secure the Indebtedness concerning environmental laws, hazardous substances and asbestos and any indemnification of Lender with respect thereto in either document;

4. the removal or disposal of any portion of the property (the "Property") subject to any Mortgage after an event of default thereunder in contravention of the loan documents creating, evidencing or relating to such Indebtedness (the "Loan Documents");

5. the misapplication or conversion by the Colocation Borrower of (i) any insurance proceeds paid by reason of any loss, damage or destruction to the Property, (ii) any awards or other amounts received in connection with the condemnation of all or a portion of the Property and (iii) any rents following an event of default under the Loan Documents;

6. failure to pay charges for labor or materials or other charges before they become liens on any portion of the Property, subject to the Colocation Borrower's right to contest such Liens pursuant to the Loan Documents;

7. any security deposits, advance deposits or other deposits collected with respect to the Property which are not delivered to Lender upon a foreclosure of the Property or action in lieu thereof, except to the extent any such security deposits were applied in accordance with the terms and conditions of any of the leases of the Property prior to the occurrence of the Event of Default under the Loan Documents that gave rise to such foreclosure or action in lieu thereof or deposited with Lender pursuant to the Loan Documents;

8. the breach by the Colocation Borrower of its indemnification obligations for fees, expenses and liabilities in respect of third party claims set forth in the Loan Documents;

9. the failure of Borrower to maintain its status as a single purpose entity as required by, and in accordance with the terms and provisions of, the Loan Agreement and the Mortgage;

10. the failure of Borrower to obtain Lender's prior written consent to any subordinate financing or other voluntary lien encumbering the Property;

11. the failure of Borrower to obtain Lender's prior written consent to any assignment, transfer, or conveyance of the Property or any interest therein as required by the Loan Agreement or the Mortgage; and

12. any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by the Colocation Borrower.